UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21293

Nuveen Preferred & Income Opportunities Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 January 2021

Nuveen Closed-End Funds

JPC	Nuveen Preferred & Income Opportunities Fund
JPI	Nuveen Preferred and Income Term Fund
JPS	Nuveen Preferred & Income Securities Fund
JPT	Nuveen Preferred and Income 2022 Term Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter to Shareholders

Dear Shareholders,

The rollout of COVID-19 vaccines along with historic economic stimulus measures have kindled the outlook of a more normal economy in 2021. A combination of fiscal relief measures and easier financial conditions aimed at supporting individuals, businesses and state and local governments have already helped the U.S. economy make a significant, although incomplete, turnaround from the depths of a historic recession. To sustain the recovery, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the COVID-19 crisis, in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, have pledged to keep monetary conditions accommodative for as long as necessary.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, and recent economic indicators have shown that renewed restrictions on social and business activity in the latter months of 2020 slowed the economy’s momentum. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) are now authorized for use in the U.S. By mid-March the U.S. was administering an average of 2.4 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

The beginning of the year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

March 23, 2021

Portfolio Managers’ Comments

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen Fund Advisors, LLC, the Funds’ investment adviser, are sub-advisers for the Nuveen Preferred & Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred & Income Securities Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, Inc. (Spectrum), a wholly owned subsidiary of Principal Global Investors Holding Company (U.S.), LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Preferred and Income 2022 Term Fund (JPT) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception.

Here the Funds’ portfolio management team discusses key investment strategies and the Funds’ performance for the six-month reporting period ended January 31, 2021.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

The start of vaccinations across Western countries has been encouraging for the markets, although the discovery of new variants of the COVID-19 coronavirus could cause expectations to be reassessed. The vaccine rollouts have also been slower than expected in some regions. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, and governments are looking to adjust rollout plans to speed distribution.

The economic recovery moderated in late 2020, as a resurgence of infections triggered another tightening in restrictions. Although the slower pace is expected to persist into early 2021, pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. In late December 2020, the U.S. government approved a $900 billion relief package, and Congress approved President Biden’s proposed $1.9 trillion stimulus plan on March 9, 2021.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the COVID-19 coronavirus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

While most markets have recovered most of their losses, volatility will likely remain elevated until the COVID-19 crisis is under control (via fewer new cases, lower infection rates and/or wider immunity across populations). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and the potential for more harmful variants of the virus. The distribution of vaccines has narrowed the range of outcomes for the course of the pandemic, but there is still uncertainty in the timing of a full recovery.

Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

What key strategies were used to manage the Funds during the six-month reporting period ended January 31, 2021 and how did these strategies influence performance?

Nuveen Preferred & Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended January 31, 2021. The Fund’s total return at NAV is compared with the performance of a corresponding market index.

For the six-month reporting period ended January 31, 2021, the Fund outperformed the ICE BofA U.S. All Capital Securities Index and the JPC Blended Benchmark.

JPC seeks to provide high current income and secondarily, total return, by investing at least 80% of its managed assets in preferred securities and contingent capital securities (sometimes referred to as “CoCos”), and permitting it to invest up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity.

JPC is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market, each managing its own “sleeve” of the portfolio. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

Nuveen Asset Management (NAM)

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, which include, but are not limited to, contingent capital securities (aka, CoCos). The Fund seeks to benefit from strong credit fundamentals across the largest sectors within the issuer base, as well as the category’s healthy yield level. In addition, NAM will actively manage its sleeve to allocate both interest rate and credit risk consistent with its outlook for the broader financial markets, as well as to capitalize on inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated sectors, such banks, insurance companies and utilities, with the intent to benefit from the added security of regulatory oversight.

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred, $25 par preferred, and CoCo securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $25 par preferred, $1,000 par preferred, and CoCo markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $25 par preferred, $1,000 par preferred market and CoCo markets.

During the six-month reporting period, the Blended Benchmark for the sleeve managed by NAM, which represents the combined preferred securities and CoCos markets, returned 7.00%. This figure fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark to perform between these two categories given the hybrid nature of its constituent securities. During the reporting period, investment performance was positive across all broad categories within the market. On average, CoCo securities modestly outperformed the Blended Benchmark. Within the preferred securities segment, $1,000 par preferred structures outperformed $25 par preferred structures. U.S. treasury rates generally rose and the yield curve steepened about 63 basis points. Performance between fixed-rate coupon structures and non-fixed-rate coupon structures was quite pronounced, with non-fixed-rate coupon structures outperforming fixed-rate coupon securities.

Taking a closer look at asset class level performance, the positive absolute returns were driven by a combination of lower credit spreads and the generous yield of the asset class. These two factors combined to more than offset the impact of generally higher U.S. treasury rates and a steeper U.S. treasury yield curve during the reporting period. Credit spreads decreased reflecting an overall reduction in risk premiums, as well as positive developments more specific to the asset class’ largest issuers. With the democrats officially taking control of both the White House and Congress, coupled with continued exceptionally supportive monetary policy out of the Federal Reserve, investor sentiment turned quite bullish and prospects for the economy improved dramatically. As a result, both interest rates and inflation expectations increased during the reporting period, while risk premiums decreased. While option adjusted spreads (OAS) for the $25 par preferred securities segment did slightly increase during the reporting period, the OAS for $1,000 par preferreds and CoCo securities fell by approximately 50 basis points and 100 basis points, respectively. NAM viewed the increase in OAS of the $25 par preferred market as idiosyncratic to that particular segment. The drivers of wider OAS for $25 par preferred securities were twofold. First, OAS for $25 par preferreds started the period at fairly low levels relative to $1,000 par preferreds and CoCo securities. Therefore, a correction to some degree was not overly surprising. Leading up to the beginning of the reporting period, $25 par preferred OAS levels had been trending well below both $1,000 par preferred and CoCo OAS levels for some time, the result of retail demand for income exacerbated by a prolonged low interest rate environment. Further, strong investor flows into a handful of exchange traded funds (ETFs) that primarily invest in $25 par preferred securities also contributed to the relatively lower OAS levels compared to other segments of the market.

NAM also believed that higher interest rates during the reporting period contributed to the underperformance of $25 par preferred on an OAS basis. A higher percentage of the $25 par preferred securities universe is comprised of fixed-for-life coupon structures. During periods of rising rates, these structures tend to fall out of favor with investors relative to non-fixed-rate coupon structures. Therefore, as investors positioned defensively for higher interest rates during the period, that rotation weighed on relative performance of fixed-for-life coupon structures, which disproportionately affected the $25 par preferred market.

Portfolio Managers’ Comments (continued)

During the reporting period, OAS for the CoCo market decreased to a greater degree than both $25 par and $1,000 par preferred securities. CoCo securities had underperformed for several months leading up to the current reporting period. Couple the recent underperformance with generally better than expected European bank earnings during the reporting period and the fact that almost all AT1 CoCos are non-fixed-rate coupon structures, it was not a surprise CoCos outperformed on a relative basis.

In NAM’s opinion, the compelling fundamental credit story of our largest sector, the bank sector, continued unabated. Both sets of 2020 U.S. bank stress test results, the first released in late June and the second in late December 2020, once again validated the resiliency of U.S. bank balance sheets. In 2020, the goal of these exams was to examine the banks’ vulnerabilities under the pall and fallout of the current COVID-19 crisis. The assumptions and variables used to conduct the stress tests were significantly more devastating versus those used in previous assessments. Despite these dire assumptions, all 33 banks subject to the stress tests passed. If NAM combined the above stress test results with better than expected earnings out of the U.S. bank sector during 2020, and the fact that that bank capital levels actually increased during 2020, then it is hard to argue that another sector was better prepared to successfully navigate the current crisis than the bank sector.

NAM incorporated several active themes relative to the Blended Benchmark during the reporting period, including an overweight to the $1,000 par side of the market, and an overweight to non-fixed-rate coupon securities (floating rate, fixed-to-floating rate, and fixed-rate reset), as well as an underweight to CoCos and a corresponding overweight to domestic issuers.

Within the preferred securities universe, $1,000 par preferred securities on average outperformed $25 par preferred securities. As a result, NAM’s overweight to those structures contributed to the Fund’s relative performance. As has been the case for some time, NAM has maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. With respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. At the beginning of the reporting period, the average OAS for the $25 par preferred market was +134 basis points versus average OAS of +300 basis points for the $1,000 par preferred market. At the end of the reporting period, average OAS for the $25 par preferred market was +144 basis points, or about 10 basis points wider during the reporting period. On the other hand, $1,000 par preferreds’ average OAS as of January 31, 2021 stood at +253 basis points, or about 47 basis points lower over the same time period. Despite $25 par preferreds underperformance during the most recent reporting period, they still appear potentially overvalued on an OAS basis versus $1,000 par preferreds. In NAM’s opinion, the relative value thesis for being overweight $1,000 par preferreds remains intact.

In addition, NAM’s overweight to $1,000 par preferred securities served to gain greater exposure to non-fixed-rate coupon securities, like floating rate coupons, fixed-to-floating rate coupons, and fixed-to-fixed rate coupons. A larger proportion of the $1,000 par preferred market is comprised of non-fixed-rate for life coupon structures. On average during the reporting period, and within the Blended Benchmark, about 94% of the $1,000 par preferred segment was non-fixed-rate coupon structures compared to only about 23% in the $25 par preferred segment. As of January 31, 2021, the Fund had about 93% of its assets invested in securities that have coupons with reset features, compared to approximately 76% within the Blended Benchmark. Non-fixed-rate coupon structures outperformed those with fixed-rate coupons during the reporting period and contributed to the Fund’s relative outperformance versus the Blended Benchmark.

During the reporting period, the Fund’s underweight to CoCos detracted from relative performance as CoCos outperformed. Unfortunately, selection effects within the CoCo allocation further detracted from relative performance. During the reporting period, the relative performance of non-USD denominated CoCo securities outperformed their USD-denominated counterparts, even on a currency hedged basis. The Fund only invests in USD-denominated securities. During periods of time when non-USD CoCos outperform USD-denominated securities, like the current reporting period, it weighed on the Fund’s relative performance.

During the reporting period, the NAM sleeve outperformed its Blended Benchmark. The primary drivers for the outperformance included an overweight to $1,000 par securities, an overweight to non-fixed-rate coupon structures, an average duration that was modestly shorter than the Blended Benchmark, and a handful of credits that rebounded meaningfully after having underperformed in previous reporting periods, including preferreds issued by General Electric Co, General Motors Financial Co Inc and the aircraft leasing company AerCap Global Aviation Trust. Given NAM’s analysts’ constructive fundamental outlook on these issuers, NAM added to existing exposure opportunistically when their valuations dropped during the COVID-19 crisis.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall Fund performance.

NWQ

For the portion of the Fund managed by NWQ, NWQ seeks to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

The ICE BofA Fixed Rate Preferred Securities Index returned 3.79% for the reporting period. Similar to other risk assets, the preferred market benefited from central bank support and encouraging economic data. While preferred securities trailed high yield bonds, they outperformed investment grade corporate bonds for the reporting period.

During the reporting period, NWQ’s preferred and equity holdings contributed the most to absolute performance, with high yield and convertible bonds also positively contributing to performance. While all of NWQ’s industries positively contributed to performance, the Fund’s banking and industrial holdings were top contributors to the Fund’s absolute performance.

During the reporting period, several individual holdings contributed meaningfully to absolute performance, including the preferred stock of CIT Group Inc. The bank announced fourth quarter 2020 earnings per share were up 18.11% year over year, which exceeded analysts’ expectations. The Fund continues to hold the position. In addition, the convertible preferred stock of Broadcom Inc. was a top contributor. Broadcom Inc. rose on the announcement of a potential sale of its radiofrequency unit. Management no longer views its wireless (and industrial) businesses as core and chose to focus on its more stable, higher margin networking, broadband and storage solutions business on the components side. The Fund continues to hold the position. Lastly, the preferred stock of GMAC Capital Trust contributed to performance. This preferred security outperformed on a rebound in earnings in which the company delivered positive revenue growth and margin expansion amid strong results from their used car lending business and online deposit franchise. The Fund continues to hold the position.

Several holdings detracted from absolute performance, including the convertible preferred stock of CVR Partners LP. The company announced disappointing third quarter 2020 results. Net sales were lower as were earnings per share. The Fund exited the position during the reporting period. In addition, the corporate bonds of Ford Motor Co. detracted from performance. Ford Motor was forced to idle production at some of its factories due to shortages of semiconductor chips. The chip shortage, partly due to soaring demand for electronics goods by homebound consumers, increased the challenges facing Ford as vehicle demand plunged amid the COVID-19 crisis. The Fund continues to hold the position. Lastly, PartnerRe Ltd preferred stock lagged during the reporting period. The global reinsurer reported declining third quarter 2020 net income in addition to $28 million in COVID-19 crisis related losses. The Fund continues to hold the position.

Portfolio Managers’ Comments (continued)

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended January 31, 2021. The Fund’s total return at NAV is compared with the performance of a corresponding market index.

For the six-month reporting period ended January 31, 2021, the Fund outperformed the ICE BofA U.S. All Capital Securities Index and the JPI Blended Benchmark Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, which include, but are not limited to, contingent capital securities (CoCos). The Fund seeks to benefit from strong credit fundamentals across the asset class’ largest sectors, as well as the category’s healthy yield. In addition, the management team will actively allocate to both interest rate and credit risk consistent with its outlook for the broader financial markets, while seeking to capitalize on inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated sectors, such banks, insurance companies and utilities, with the intent to benefit from the added security of regulatory oversight.

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred, $25 par preferred, and CoCo securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $25 par preferred, $1,000 par preferred, and CoCo markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $25 par preferred, $1,000 par preferred market and CoCo markets.

During the reporting period, the Blended Benchmark Index, which represents the combined preferred securities and CoCos markets, returned 7.00%. This figure fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark Index to perform between these two categories given the hybrid nature of its constituent securities. During the reporting period, investment performance was positive across all broad categories within the market. On average, CoCo securities modestly outperformed the Blended Benchmark Index. Within the preferred securities segment, $1,000 par preferred structures outperformed $25 par preferred structures. U.S, treasury rates generally rose and the yield curve steepened about 63 basis points. Performance between fixed-rate coupon structures and non-fixed-rate coupon structures was quite pronounced, with non-fixed-rate coupon structures outperforming fixed-rate coupon securities.

Taking a closer look at asset class level performance, the positive absolute returns were driven by a combination of lower credit spreads and the generous yield of the asset class. These two factors combined to more than offset the impact of generally higher U.S. treasury rates and a steeper U.S. treasury yield curve during the reporting period. Credit spreads decreased reflecting an overall reduction in risk premiums, as well as positive developments more specific to the asset class’ largest issuers. With the democrats officially taking control of both the White House and Congress, coupled with continued exceptionally easy monetary policy out of the Federal Reserve, investor sentiment turned quite bullish and prospects for the economy improved dramatically. As a result, both interest rates and inflation expectations increased during the reporting period, while risk premiums decreased. While option adjusted spreads (OAS) for the $25 par preferred securities segment did slightly increase, the OAS for $1,000 par preferreds and CoCo securities fell by approximately 50 basis points and 100 basis points, respectively. NAM viewed the increase in OAS of the $25 par preferred market as idiosyncratic to that particular segment. The drivers of wider OAS for $25 par preferred securities were twofold. OAS for $25 par preferreds started the reporting period at fairly low levels relative to $1,000 par preferreds and CoCo securities. Therefore, a correction to some degree was not overly surprising. Leading up to the beginning of the reporting period, $25 par preferred OAS levels had been trading well below the $1,000 par preferred market, the result of exceptional retail demand for income which had been further exacerbated by a prolonged low interest rate environment. Further, strong investor flows into a handful of exchange traded funds (ETFs) that primarily invest in $25 par preferred securities also contributed to the relatively lower OAS levels compared to other segments of the market.

NAM believes that higher interest rates during the reporting period also contributed to the underperformance of $25 par preferred on an OAS basis. A higher percentage of the $25 par preferred securities universe is comprised of fixed-for-life coupon structures. During periods of rising rates, these structures tend to fall out of favor with investors relative to non-fixed-rate coupon structures. Therefore, as investors positioned defensively for higher interest rates during the reporting period, that rotation weighed on relative performance of fixed-for-life coupon structures, which disproportionately affected the $25 par preferred market.

During the reporting period, OAS for the CoCo market decreased to a greater degree than both $25 par and $1,000 par preferred securities. CoCo securities had underperformed for several months leading up to the current reporting period. Couple the recent underperformance with generally better than expected European bank earnings during the reporting period, and the fact that almost all AT1 CoCos are non-fixed-rate coupon structures, it was not a surprise that CoCos outperformed on a relative basis.

In NAM’s opinion, the compelling fundamental credit story of our largest sector, the bank sector, continues unabated. Both sets of 2020 U.S. bank stress test results, the first released in late June and the second in late December 2020, once again validated the resiliency of U.S. bank balance sheets. In 2020, the goal of these exams was to examine the banks’ vulnerabilities under the pall and fallout of the current COVID-19 crisis. The assumptions and variables used to conduct the stress tests were significantly more devastating versus those used in previous assessments. Despite these dire assumptions, all 33 banks subject to the stress tests passed. If NAM combined the above stress test results with better than expected earnings out of the U.S. bank sector during 2020, and the fact that that bank capital levels actually increased during the year, then it is hard to argue that another sector was better prepared to successfully navigate the current crisis than the bank sector.

NAM incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an overweight to the $1,000 par side of the market and an overweight to non-fixed-rate coupon securities (floating rate, fixed-to-floating rate, and fixed-rate reset), as well as an underweight to CoCos and a corresponding overweight to domestic issuers.

Within the preferred securities universe, $1,000 par preferred securities on average outperformed $25 par preferred securities. As a result, NAM’s overweight to those structures contributed to the Fund’s relative performance. As has been the case for some time, NAM has maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. With respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. At the beginning of the reporting period, the average OAS for the $25 par preferred market was +134 basis points versus average OAS of +300 basis points for the $1,000 par preferred market. At the end of the reporting period, average OAS for the $25 par preferred market was +144 basis points, or about 10 basis points wider versus July 31, 2020. On the other hand, $1,000 par preferreds’ average OAS as of January 31, 2021 stood at +253 basis points, or about 47 basis points lower over the same time period. Despite $25 par preferreds underperformance during the most recent reporting period, they still appear potentially overvalued on an OAS basis versus $1,000 par preferreds. In NAM’s opinion, the relative value thesis for being overweight $1,000 par preferreds remains intact.

Portfolio Managers’ Comments (continued)

In addition, NAM’s overweight to $1,000 par preferred securities served to gain greater exposure to non-fixed-rate coupon securities, like floating rate coupons, fixed-to-floating rate coupons, and fixed-to-fixed rate coupons. A larger proportion of the $1,000 par preferred market is comprised of non-fixed-rate for life coupon structures. On average during the reporting period, and within the Blended Benchmark Index, about 94% of the $1,000 par preferred segment was non-fixed-rate coupon structures compared to only about 23% in the $25 par preferred segment. As of January 31, 2021, the Fund had about 93% of its assets invested in securities that have coupons with reset features, compared to approximately 76% within the Blended Benchmark Index. Non-fixed-rate coupon structures outperformed those with fixed-rate coupons during the reporting period and contributed to the Fund’s relative outperformance versus the Blended Benchmark Index.

During the reporting period, the Fund’s underweight to CoCos detracted from relative performance as CoCos outperformed. Unfortunately, selection effects within the CoCo allocation further detracted from relative performance. During the reporting period, the relative performance of non-USD denominated CoCo securities outperformed their USD-denominated counterparts, even on a currency hedged basis. The Fund only invests in USD-denominated securities. During periods of time when non-USD CoCos outperform USD-denominated securities, like the current reporting period, it weighed on the Fund’s relative performance.

For the six-month reporting period ended January 31, 2021, the JPI outperformed its Blended Benchmark Index. The primary drivers for the outperformance included an overweight to $1,000 par securities, an overweight to non-fixed-rate coupon structures, an average duration that was modestly shorter than the Blended Benchmark Index and a handful of credits that rebounded meaningfully after having underperformed in previous reporting periods, including preferreds issued by General Electric Co, General Motors Financial Co Inc and the aircraft leasing company AerCap Global Aviation Trust. Given NAM’s analysts’ constructive fundamental outlook on these issuers, NAM added to existing exposure opportunistically when their valuations dropped during the COVID-19 crisis.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall Fund performance.

Nuveen Preferred & Income Securities Fund (JPS)

The table in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended January 31, 2021. The Fund’s total return at NAV is compared with the performance of a corresponding market index.

For the six-month reporting period ended January 31, 2021, the Fund outperformed the ICE BofA U.S. All Capital Securities Index and the JPS Blended Benchmark.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred and other income-producing securities, including hybrid securities such as contingent capital securities (CoCos). At least 50% is invested in securities that are rated investment grade.

The basic strategy of the Fund calls for investing in junior subordinated, high income securities of companies with investment grade ratings. Spectrum has tactical exposure to both institutional sectors of the junior subordinated capital securities, which includes both preferred and CoCos.

As of January 31, 2021, the Fund had 55.8% allocation to the $1,000 par institutional sector of the preferred securities market, 10.4% allocation to $25 par retail sector and 33.8% allocation to the CoCos sector, with the remaining in cash.

The reporting period began with the Federal Reserve stating that could take years for the economy to fully recover from the impairments caused by the COVID-19 crisis. Consequently, the Federal Reserve maintained its extraordinary support for markets through numerous programs, the most notable of which, involves buying $120 billion of assets per month, including $80 billion of Treasury securities and $40 billion of mortgages. Equity markets fluctuated within a relatively tight range until the U.S. elections. Ultimately, equity markets rose once it became clear that there would be significant spending plans for COVID-19 crisis relief in 2021. On the heels of emergency spending bills in the summer of 2020 and expectations for more spending in 2021, the yield on the U.S. Treasury 30-year bond rose by 60 basis points to 1.80% by the end of the reporting period. Credit spreads in the Fund’s sectors closed the reporting period more than one standard deviation wider than more senior financials. The hybrid sectors performed positively on an absolute and relative basis compared to more senior financials. Credit spreads were mixed. The $25 par sector of preferred securities widened by 10 basis points and the $1,000 par sector tightened by 46 basis points. The contingent convertible securities (CoCo) sector was the best performer as its spreads tightened by 89 basis points this reporting period.

Factors that contributed to the Fund’s absolute performance included the overall demand for credit given investors’ confidence in the economy’s ability to recover from the COVID-19 crisis, with a significant boost from COVID-19 vaccines and government spending. On an absolute basis, the Fund’s concentrations in Additional Tier1 (CoCo), U.S. bank preferred stock and insurance hybrids contributed the most. Individual contributors to performance included Societe Generale SA, Barclay PLC and MetLife Inc. On an absolute basis, there were no sectors that detracted from performance during the reporting period, although trust preferred floaters and subordinated debt sectors contributed to a lesser degree, including the Fund’s holdings in BHP Billiton Finance USA Ltd, Enbridge Inc. and Great-West Life & Annuity Insurance Co.

Compared to the Fund’s Blended Benchmark of preferred and contingent capital securities, the Fund’s overweight in insurance hybrids, U.S. banking hybrids and U.S. bank preferred stocks contributed positively to relative performance. The Fund’s underweight in Additional Tier 1 (CoCo), $25 par preferred stock and master limited partnerships (energy) detracted from relative performance.

Nuveen Preferred and Income 2022 Term Fund (JPT)

The table in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended January 31, 2021. The Fund’s total return at NAV is compared with the performance of a corresponding market index.

For the six-month reporting period ended January 31, 2021, the Fund outperformed the ICE BofA U.S. All Capital Securities Index (the “Index”).

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed, seeking to capitalize on strong credit fundamentals and intense regulatory oversight across our largest sectors, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies. The Fund does not invest in contingent capital securities (otherwise known as CoCos).

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material

Portfolio Managers’ Comments (continued)

differences in valuations between the $1,000 par preferred and $25 par preferred markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $1,000 par preferred and the $25 par preferred markets.

During reporting period, the Index, which represents the combined $25 par and $1,000 par preferred markets, returned 5.44%. This figure fell between both comparable financial senior debt and financial equities. NAM typically expects the Index to perform between these two categories given the hybrid nature of its constituent securities. During the reporting period, investment performance was positive across all broad categories within the market.

Taking a closer look at asset class level performance, the positive absolute returns were driven by a combination of lower credit spreads and the generous yield of the asset class. These two factors combined to more than offset the impact of generally higher U.S. treasury rates and a steeper U.S. treasury yield curve during the reporting period. Credit spreads decreased reflecting an overall reduction in risk premiums, as well as positive developments more specific to the asset class’ largest issuers. With the democrats officially taking control of both the White House and Congress, and continued exceptionally easy monetary policy out of the Federal Reserve, investor sentiment turned quite bullish and prospects for the economy improved dramatically. As a result of this backdrop, both nominal interest rates and inflation expectations increased during the reporting period, while risk premiums decreased. While option adjusted spreads (OAS) for the $25 par preferred securities segment did slightly increase, the OAS for $1,000 par preferreds fell by approximately 50 basis points. Overall, the average OAS for the Index declined by about 18 basis points. NAM views the increase in OAS of the $25 par preferred market as idiosyncratic to that particular segment, with the move wider being contrary to most other credit markets outside the preferred securities category. In NAM’s opinion, the drivers of wider OAS for $25 par preferred securities were twofold. OAS for $25 par preferreds started the reporting period at fairly low levels relative to $1,000 par preferred securities. Therefore, a correction to some degree was not overly surprising. Leading up to the beginning of the reporting period, $25 par preferred OAS levels had been trading well below the $1,000 par preferred market, the result of exceptional retail demand for income which had been further exacerbated by a prolonged low interest rate environment. Further, strong investor flows into a handful of exchange traded funds (ETFs) that primarily invest in $25 par preferred securities also place disproportionate demand on that particular segment of the preferred market.

NAM also believed that higher interest rates during the reporting period contributed to the underperformance of $25 par preferred on an OAS basis. A higher percentage of the $25 par preferred securities universe is comprised of fixed-for-life coupon structures. During periods of rising rates, these structures tend to fall out of favor with investors relative to non-fixed-rate coupon structures. Therefore, as investors positioned defensively in response to higher interest rates during the reporting period, that rotation weighed on relative performance of fixed-for-life coupon structures, which disproportionately affected the $25 par preferred market.

In NAM’s opinion, the compelling fundamental credit story of our largest sector, the bank sector, continues unabated. Both sets of 2020 U.S. bank stress test results, the first released in late June and the second in late December 2020, once again validated the resiliency of U.S. bank balance sheets. In 2020, the goal of these exams was to examine the banks’ vulnerabilities under the pall and fallout of the current COVID-19 crisis. The assumptions and variables used to conduct the stress tests were significantly more devastating versus those used in previous assessments. Despite these dire assumptions, all 33 banks subject to the stress tests passed. If NAM combined the above stress test results with better than expected earnings out of the U.S. bank sector during 2020, and the fact that that bank capital levels actually increased during 2020, then it is hard to argue that another sector was better prepared to successfully navigate the current crisis than the bank sector.

NAM incorporated several active themes relative to the Index during the reporting period, including an overweight to the $1,000 par side of the market, and an overweight to non-fixed-rate coupon securities (floating rate, fixed-to-floating rate, and fixed-rate reset) and a modest underweight to duration.

During the reporting period, $1,000 par preferred securities on average outperformed $25 par preferred securities. As a result, NAM’s overweight to those structures continued to the Fund’s relative performance. As has been the case for some time, NAM has maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. With respect to relative value, the $1,000 par side of the market continues to be significantly undervalued in relation to the $25 par side of the market on an OAS basis. At the beginning of the reporting period, the average OAS for the $25 par preferred market was +134 basis points versus average OAS of +300 basis points for the $1,000 par preferred market. At the end of the reporting period, average OAS for the $25 par preferred market was +144 basis points, or about 10 basis points wider versus July 31, 2020. On the other hand, $1,000 par preferreds’ average OAS as of January 31, 2021 stood at +253 basis points, or about 47 basis points lower over the same time period. Despite $25 par preferreds underperformance during the most recent reporting period, they still appear potentially overvalued on an OAS basis versus $1,000 par preferreds. In NAM’s opinion, the relative value thesis for being overweight $1,000 par preferreds remains intact.

In addition, NAM’s overweight to $1,000 par preferred securities served to gain greater exposure to non-fixed-rate coupon securities, like floating rate coupons, fixed-to-floating rate coupons, and fixed-to-fixed rate coupons. A larger proportion of the $1,000 par preferred market is comprised of non-fixed-rate for life coupon structures. On average during the reporting period, and within the Fund’s Index, about 94% of the $1,000 par preferred segment was non-fixed-rate coupon structures compared to only about 23% in the $25 par preferred segment. As of January 31, 2021, the Fund had about 83% of its assets invested in securities that have coupons with reset features, compared to approximately 64% within the Index. Non-fixed-rate coupon structures outperformed those with fixed-rate coupons during the reporting period and contributed to the Fund’s relative outperformance versus the Index.

For the reporting period, JPT outperformed its Index. The primary drivers for the outperformance included an overweight to $1,000 par securities, an overweight to non-fixed-rate coupon structures, an average duration that was modestly shorter than the Index and a handful of credits that rebounded meaningfully after having underperformed in previous reporting period, including preferreds issued by General Electric Co, General Motors Financial Co Inc and the aircraft leasing company AerCap Global Aviation Trust. Given NAM’s analysts’ constructive fundamental outlook on these issuers, NAM added to existing exposure opportunistically when their valuations dropped during the COVID-19 crisis.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall Fund performance.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings as well as the use of reverse repurchase agreements for JPC, JPI and JPS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period. Following the Funds’ deleveraging during the sharp market sell-off in March 2020, the Funds continued to gradually add leverage during this period, using proceeds to purchase new portfolio securities amid generally strong markets and steadily rising asset prices. Although the Funds seek to opportunistically add leverage in a risk controlled manner, leverage levels generally remain below their levels prior to the aforementioned market sell-off. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and total return variability.

JPC, JPI and JPS continued to use interest rate swap contracts to partially hedge the interest cost of leverage. During the period, these interest rate swaps had a positive impact on the overall fund performance of JPC and JPS largely due to the improvement in mark-to-market value driven by the increase in long-term interest rates. During the period, these interest rate swaps had a negligible impact on the overall fund performance of JPI. Although there was a modest improvement in mark-to-market values driven by the increase in long-term interest rates, it was muted by the short duration nature of the interest rate swap.

As of January 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Effective Leverage*	36.06%	33.08%	36.14%	19.07%
Regulatory Leverage*	30.67%	28.63%	29.91%	19.07%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subseqent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2020	Draws	Paydowns	Outstanding Balance as of January 31, 2021	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of March 25, 2021
JPC	$400,000,000	$40,000,000	$—	$440,000,000	$420,851,087	$2,000,000	$—	$442,000,000
JPI	$200,000,000	$23,700,000	$—	$223,700,000	$214,210,870	$4,400,000	$—	$228,100,000
JPS	$740,300,000	$103,000,000	$—	$843,300,000	$808,294,565	$—	$—	$843,300,000
JPT	$37,300,000	$2,000,000	$—	$39,300,000	$38,218,478	$2,000,000	$—	$41,300,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage and Note 10 – Subsequent Events for further details.

Reverse Repurchase Agreements

As noted previously, JPC, JPI and JPS used reverse repurchase agreements, in which the Funds sell to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period					Subseqent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2020	Sales	Purchases	Outstanding Balance as of January 31, 2021	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of March 25, 2021
JPC	$100,000,000	$51,000,000	$(30,000,000)	$121,000,000	$118,423,913	$—	$—	$121,000,000
JPI	$45,000,000	$7,000,000	$—	$52,000,000	$51,657,609	$—	$—	$52,000,000
JPS	$248,000,000	$54,000,000	$(27,000,000)	$275,000,000	$268,103,261	$—	$—	$275,000,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of January 31, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS	JPT
August 2020	$0.0530	$0.1305	$0.0505	$0.1185
September	0.0530	0.1305	0.0505	0.1185
October	0.0530	0.1305	0.0505	0.1185
November	0.0530	0.1305	0.0505	0.1185
December	0.0530	0.1305	0.0505	0.1185
January 2021	0.0530	0.1305	0.0505	0.1185
Total Distributions	$0.3180	$0.7830	$0.3030	$0.7110

Current Distribution Rate*	6.94%	6.47%	6.49%	5.78%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of January 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common shares cumulatively repurchased and retired	2,826,100	0	38,000	0
Common shares authorized for repurchase	10,335,000	2,275,000	20,375,000	680,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of January 31, 2021, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common share NAV	$9.63	$24.50	$9.70	$24.39
Common share price	$9.17	$24.22	$9.34	$24.60
Premium/(Discount) to NAV	(4.78)%	(1.14)%	(3.71)%	0.86%
6-month average premium/(discount) to NAV	(4.21)%	(2.22)%	(3.02)%	(0.71)%

JPC	Nuveen Preferred & Income Opportunities Fund Performance Overview and Holding Summaries as of January 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPC at Common Share NAV	12.83%	(1.49)%	6.88%	7.70%
JPC at Common Share Price	7.87%	(5.36)%	7.59%	9.42%
ICE BofA U.S. All Capital Securities Index	5.44%	5.55%	6.83%	7.40%
Blended Benchmark – Old[1]	5.39%	5.29%	7.05%	6.80%
Blended Benchmark – New[2]	5.04%	5.32%	6.92%	6.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

1.

The Blended Benchmark – Old consists of: 1) 50% of the return of the ICE BofA Preferred Securities Fixed Rate Index, 2) 30% of the return the ICE BofA U.S. All Capital Securities Index and 3) 20% of the return of the ICE BofA Contingent Capital Securities USD Hedged Index.

2.

The Blended Benchmark – New consists of: 1) 50% of the return of the ICE BofA Preferred Securities Fixed Rate Index, 2) 30% of the return the ICE BofA U.S. All Capital Securities Index and 3) 20% of the return of the ICE BofA USD Contingent Capital Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	71.1%
$25 Par (or similar) Retail Preferred	42.3%
Contingent Capital Securities	30.3%
Corporate Bonds	9.4%
Convertible Preferred Securities	4.0%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	(2.3)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	156.4%
Borrowings	(44.2)%
Reverse Repurchase Agreements	(12.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	43.2%
Insurance	15.3%
Capital Markets	10.1%
Food Products	5.3%
Diversified Financial Services	3.4%
Electric Utilities	3.3%
Other[2]	18.4%
Repurchase Agreements	1.0%
Total	100%

Country Allocation1

(% of total investments)

United States	70.4%
United Kingdom	7.7%
Switzerland	4.5%
Bermuda	3.5%
France	3.3%
Canada	2.8%
Netherlands	1.4%
Australia	1.4%
Italy	1.1%
Spain	1.0%
Germany	0.7%
Other	2.2%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc	3.5%
JPMorgan Chase & Co	3.2%
Wells Fargo & Co	3.0%
Bank of America Corp	2.8%
Land O’ Lakes Inc, 144A	2.7%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	0.4%
BBB	61.3%
BB or Lower	33.1%
N/R (not rated)	5.2%
Total	100%

1	Includes 4.7% (as a percentage of total investments) in emerging market countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

JPI	Nuveen Preferred and Income Term Fund Performance Overview and Holding Summaries as of January 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JPI at Common Share NAV	12.79%	1.25%	7.75%	8.27%
JPI at Common Share Price	12.84%	(0.06)%	8.03%	7.93%
ICE BofA U.S. All Capital Securities Index	5.44%	5.55%	6.83%	7.25%
Blended Benchmark – Old[1]	7.00%	5.83%	7.97%	6.64%
Blended Benchmark – New[2]	6.30%	5.87%	7.70%	6.48%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1.	The Blended Benchmark – Old consists of: 1) 60% of the return of the ICE BofA U.S. All Capital Securities Index and 2) 40% of the return the ICE BofA Contingent Capital Hedged Index.
2.	The Blended Benchmark – New consists of: 1) 60% of the return of the ICE BofA U.S. All Capital Securities Index and 2) 40% of the return the ICE BofA USD Contingent Capital Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	66.6%
Contingent Capital Securities	50.7%
$25 Par (or similar) Retail Preferred	32.0%
Corporate Bonds	1.5%
Other Assets Less Liabilities	(1.4)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	149.4%
Borrowings	(40.1)%
Reverse Repurchase Agreements	(9.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	49.4%
Insurance	15.1%
Capital Markets	12.6%
Diversified Financial Services	5.1%
Food Products	4.9%
Other	12.9%
Total	100%

Country Allocation1

(% of total investments)

United States	58.3%
United Kingdom	12.4%
Switzerland	7.8%
France	5.9%
Australia	2.4%
Netherlands	2.4%
Ireland	1.9%
Italy	1.9%
Spain	1.7%
Canada	1.6%
Germany	1.2%
Other	2.5%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Credit Suisse Group AG	4.4%
HSBC Holdings PLC	3.6%
UBS Group AG	3.5%
Barclays PLC	3.3%
Citigroup Inc	3.2%

Portfolio Credit Quality

(% of total long-term fixed-income
investments)

A	0.1%
BBB	63.5%
BB or Lower	33.8%
N/R (not rated)	2.6%
Total	100%

1	Includes 1.4% (as a percentage of total investments) in emerging market countries.

JPS	Nuveen Preferred & Income Securities Fund Performance Overview and Holding Summaries as of January 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPS at Common Share NAV	10.53%	1.10%	8.03%	8.61%
JPS at Common Share Price	6.41%	(1.81)%	8.40%	9.54%
ICE BofA U.S. All Capital Securities Index	5.44%	5.55%	6.83%	7.19%
Blended Benchmark – Old[1]	7.00%	5.83%	7.97%	7.29%
Blended Benchmark – New[2]	6.30%	5.87%	7.70%	7.15%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

1.	The Blended Benchmark – Old consists of: 1) 60% of the return of the ICE BofA U.S. All Capital Securities Index and 2) 40% of the return the ICE BofA Contingent Capital Hedged Index.
2.	The Blended Benchmark – New consists of: 1) 60% of the return of the ICE BofA U.S. All Capital Securities Index and 2) 40% of the return the ICE BofA USD Contingent Capital Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	78.7%
Contingent Capital Securities	53.1%
$25 Par (or similar) Retail Preferred	18.4%
Convertible Preferred Securities	3.4%
Corporate Bonds	2.7%
Investment Companies	1.1%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(1.5)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	156.6%
Borrowings	(42.7)%
Reverse Repurchase Agreements	(13.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	51.5%
Insurance	18.1%
Capital Markets	12.7%
Electric Utilities	4.1%
Diversified Financial Services	3.3%
Other	9.1%
Investment Companies	0.7%
Repurchase Agreements	0.5%
Total	100%

Country Allocation

(% of total investments)

United States	53.1%
United Kingdom	15.6%
France	11.2%
Switzerland	7.1%
Finland	2.9%
Canada	2.2%
Netherlands	1.6%
Spain	1.5%
Australia	1.2%
Italy	0.9%
Ireland	0.8%
Other	1.9%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Barclays PLC	4.2%
Credit Suisse Group AG	4.0%
BNP Paribas SA	3.9%
Societe Generale SA	3.6%
Wells Fargo & Co	3.1%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	7.6%
BBB	78.1%
BB or Lower	14.3%
Total	100%

JPT	Nuveen Preferred and Income 2022 Term Fund Performance Overview and Holding Summaries as of January 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2021

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JPT at Common Share NAV	10.03%	3.16%	5.85%
JPT at Common Share Price	9.26%	4.68%	5.74%
ICE BofA U.S. All Capital Securities Index	5.44%	5.55%	6.99%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	86.1%
$25 Par (or similar) Retail Preferred	36.1%
Corporate Bonds	0.9%
Other Assets Less Liabilities	0.4%
Net Assets Plus Borrowings	123.5%
Borrowings	(23.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	34.8%
Insurance	24.2%
Capital Markets	7.2%
Food Products	7.1%
Diversified Financial Services	6.8%
Other[2]	19.9%
Total	100%

Country Allocation1

(% of total investments)

United States	82.2%
United Kingdom	3.5%
Canada	2.9%
Ireland	2.7%
Australia	2.5%
France	1.7%
Germany	1.5%
Bermuda	1.4%
Other	1.6%
Total	100%

Top Five Issuers

(% of total long- term investments)

Citigroup Inc	4.3%
Wells Fargo & Co	3.6%
JPMorgan Chase & Co	3.5%
Land O’ Lakes Inc	3.2%
CoBank ACB	3.1%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	2.3%
BBB	62.5%
BB or Lower	31.2%
N/R (not rated)	4.0%
Total	100%

1	Includes 1.4% (as a percentage of total investments) in emerging market countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

JPC	Nuveen Preferred & Income Opportunities Fund Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 157.1% (99.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 71.1% (44.8% of Total Investments)

	Automobiles – 2.7%

$3,710	General Motors Financial Co Inc,	5.700%	N/A (3)	BB+	$4,169,112
10,275	General Motors Financial Co Inc, (4)	5.750%	N/A (3)	BB+	10,834,988
10,750	General Motors Financial Co Inc, (4)	6.500%	N/A (3)	BB+	11,556,250
	Total Automobiles				26,560,350

	Banks – 32.9%

4,130	Bank of America Corp, (4)	6.250%	N/A (3)	BBB	4,571,010
31,190	Bank of America Corp, (4)	6.500%	N/A (3)	BBB	35,500,458
1,980	Bank of America Corp, (4), (5), (8)	6.300%	N/A (3)	BBB	2,311,650
13,535	CIT Group Inc, (4)	5.800%	N/A (3)	Ba3	13,751,560
16,055	Citigroup Inc, (5)	6.250%	N/A (3)	BBB-	18,398,227
875	Citigroup Inc	4.000%	N/A (3)	BBB-	887,031
6,395	Citigroup Inc, (4)	5.000%	N/A (3)	BBB-	6,630,816
9,256	Citigroup Inc, (4)	5.950%	N/A (3)	BBB-	10,054,330
6,945	Citigroup Inc, (4)	6.300%	N/A (3)	BBB-	7,424,969
4,159	Citizens Financial Group Inc, (3-Month LIBOR reference rate + 3.960% spread), (5), (6)	4.197%	N/A (3)	BB+	4,153,801
3,455	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	3,627,750
3,150	CoBank ACB, 144A, (5)	6.250%	N/A (3)	BBB+	3,449,250
1,180	Commerzbank AG, 144A, (4)	8.125%	9/19/23	Baa3	1,366,111
2,395	Farm Credit Bank of Texas, 144A, (5)	5.700%	N/A (3)	Baa1	2,610,550
1,900	Fifth Third Bancorp, (5)	4.500%	N/A (3)	Baa3	2,014,000
2,314	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	Baa2	3,933,800
3,025	Huntington Bancshares Inc, (5)	5.700%	N/A (3)	Baa3	3,070,375
6,235	Huntington Bancshares Inc	5.625%	N/A (3)	Baa3	7,329,305
840	Huntington Bancshares Inc	4.450%	N/A (3)	Baa3	897,540
3,350	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	3,660,779
34,105	JPMorgan Chase & Co, (5)	6.750%	N/A (3)	BBB+	38,347,044
7,585	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	8,000,715
2,485	KeyCorp	5.000%	N/A (3)	Baa3	2,690,758
12,655	Lloyds Bank PLC, 144A, (5)	12.000%	N/A (3)	Baa3	14,429,231
1,880	M&T Bank Corp, (4)	5.125%	N/A (3)	Baa2	2,053,900
6,970	M&T Bank Corp, (5)	6.450%	N/A (3)	Baa2	7,719,275
2,222	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	2,444,867
22,177	PNC Financial Services Group Inc, (5)	6.750%	N/A (3)	Baa2	22,537,377
6,715	Regions Financial Corp	5.750%	N/A (3)	BB+	7,499,782
1,670	SVB Financial Group	4.100%	N/A (3)	N/R	1,697,054
12,940	Truist Financial Corp, (4)	4.800%	N/A (3)	Baa2	13,501,725
2,470	Truist Financial Corp	5.050%	N/A (3)	Baa2	2,517,918
9,948	Truist Financial Corp, (4)	4.950%	N/A (3)	Baa2	10,868,190
1,600	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (6)	1.388%	N/A (3)	A3	1,222,000
5,978	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	5,993,423
1,385	Wells Fargo & Co, (5)	7.950%	11/15/29	BBB	1,895,856
8,220	Wells Fargo & Co	3.900%	N/A (3)	Baa2	8,220,000
19,929	Wells Fargo & Co, (4)	5.875%	N/A (3)	Baa2	22,195,724
4,070	Wells Fargo & Co, (4)	5.900%	N/A (3)	Baa2	4,295,392
11,196	Zions Bancorp NA, (4)	7.200%	N/A (3)	BB+	12,063,690
1,105	Zions Bancorp NA	5.800%	N/A (3)	BB+	1,103,011
	Total Banks				326,940,244

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 3.3%

2,550	Bank of New York Mellon Corp, (4)	4.700%	N/A (3)	Baa1	$2,792,276
4,325	Charles Schwab Corp	7.000%	N/A (3)	BBB	4,541,250
9,870	Charles Schwab Corp	5.375%	N/A (3)	BBB	10,939,513
6,074	Goldman Sachs Group Inc	5.500%	N/A (3)	BBB-	6,673,565
4,411	Goldman Sachs Group Inc, (4)	5.300%	N/A (3)	BBB-	4,888,623
2,815	Morgan Stanley, (3-Month LIBOR reference rate + 3.810% spread), (5), (6)	4.051%	N/A (3)	Baa3	2,816,407
	Total Capital Markets				32,651,634

	Consumer Finance – 0.8%

5,985	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (5)	4.025%	N/A (3)	Baa3	5,897,453
1,945	Discover Financial Services	6.125%	N/A (3)	Ba2	2,190,303
	Total Consumer Finance				8,087,756

	Diversified Financial Services – 3.4%

2,590	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	2,609,425
13,700	Compeer Financial ACA, 144A, (5)	6.750%	N/A (3)	BB+	15,001,500
3,335	Equitable Holdings Inc, (4)	4.950%	N/A (3)	BBB-	3,564,281
11,928	Voya Financial Inc, (5)	6.125%	N/A (3)	BBB-	12,822,600
	Total Diversified Financial Services				33,997,806

	Electric Utilities – 3.7%

1,565	Electricite de France SA, 144A, (5)	5.250%	N/A (3)	BBB	1,639,338
20,925	Emera Inc, (4), (5)	6.750%	6/15/76	BB+	24,429,937
7,475	NextEra Energy Capital Holdings Inc, (5)	5.650%	5/01/79	BBB	8,841,481
2,165	Southern Co, (8)	4.000%	1/15/51	BBB	2,289,418
	Total Electric Utilities				37,200,174

	Food Products – 4.5%

2,145	Dairy Farmers of America Inc, 144A, (4)	7.125%	N/A (3)	BB+	2,147,682
3,860	Land O’ Lakes Inc, 144A, (5)	7.250%	N/A (3)	BB	3,935,405
29,840	Land O’ Lakes Inc, 144A, (5)	8.000%	N/A (3)	BB	31,332,000
7,035	Land O’ Lakes Inc, 144A, (5)	7.000%	N/A (3)	BB	7,125,118
	Total Food Products				44,540,205

	Independent Power & Renewable Electricity Producers – 0.5%

1,350	AES Gener SA, 144A, (5)	7.125%	3/26/79	BB	1,483,313
2,775	AES Gener SA, 144A, (4)	6.350%	10/07/79	BB	3,015,065
	Total Independent Power & Renewable Electricity Producers				4,498,378

	Industrial Conglomerates – 1.1%
11,218	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (6)	3.554%	N/A (3)	BBB-	10,595,850

	Insurance – 12.8%

2,015	Aegon NV, (4)	5.500%	4/11/48	Baa1	2,289,319
1,550	American International Group Inc, (8)	5.750%	4/01/48	Baa2	1,774,781
9,409	Assurant Inc, (4)	7.000%	3/27/48	BB+	10,702,738
13,594	Assured Guaranty Municipal Holdings Inc, 144A, (8)	6.400%	12/15/66	BBB+	14,136,118
2,465	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	2,579,350
2,395	Enstar Finance LLC, (5)	5.750%	9/01/40	BB+	2,501,503
7,117	Liberty Mutual Group Inc, 144A, (5)	7.800%	3/15/37	Baa3	9,117,989
5,075	Markel Corp	6.000%	N/A (3)	BBB-	5,573,010
11,660	MetLife Capital Trust IV, 144A, (5)	7.875%	12/15/37	BBB	16,546,706
6,688	MetLife Inc, 144A, (8)	9.250%	4/08/38	BBB	10,145,430
3,730	MetLife Inc	3.850%	N/A (3)	BBB	3,851,225
1,430	MetLife Inc	5.875%	N/A (3)	BBB	1,653,795
575	Nationwide Financial Services Capital Trust, (5)	7.899%	3/01/37	Baa2	722,337
9,550	Nationwide Financial Services Inc, (8)	6.750%	5/15/37	Baa2	11,492,947

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

2,485	PartnerRe Finance B LLC, (8)	4.500%	10/01/50	Baa1	$2,622,255
5,065	Provident Financing Trust I	7.405%	3/15/38	BB+	5,835,230
745	Prudential Financial Inc, (8)	3.700%	10/01/50	BBB+	780,388
9,055	QBE Insurance Group Ltd, 144A, (4)	7.500%	11/24/43	Baa1	10,164,238
1,740	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	1,936,968
2,960	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	3,218,704
11,075	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	9,358,375
	Total Insurance				127,003,406

	Multi-Utilities – 2.0%

6,420	CenterPoint Energy Inc, (4)	6.125%	N/A (3)	BBB-	6,745,751
850	CMS Energy Corp, (8)	4.750%	6/01/50	Baa2	965,029
3,195	NiSource Inc	5.650%	N/A (3)	BBB-	3,290,850
7,885	Sempra Energy	4.875%	N/A (3)	BBB-	8,493,722
	Total Multi-Utilities				19,495,352

	Oil, Gas & Consumable Fuels – 1.4%

3,765	Enbridge Inc	5.750%	7/15/80	BBB-	4,163,390
1,585	MPLX LP	6.875%	N/A (3)	BB+	1,561,225
6,450	Transcanada Trust, (5)	5.875%	8/15/76	BBB	7,175,625
1,400	Transcanada Trust, (4)	5.500%	9/15/79	BBB	1,536,500
	Total Oil, Gas & Consumable Fuels				14,436,740

	Trading Companies & Distributors – 1.1%

7,560	AerCap Global Aviation Trust, 144A, (4)	6.500%	6/15/45	BB+	7,862,400
3,205	AerCap Holdings NV, (4)	5.875%	10/10/79	BB+	3,253,972
	Total Trading Companies & Distributors				11,116,372

	U.S. Agency – 0.6%

5,835	Farm Credit Bank of Texas, 144A, (5)	6.200%	N/A (3)	BBB+	6,301,800

	Wireless Telecommunication Services – 0.3%

2,810	Vodafone Group PLC	7.000%	4/04/79	BB+	3,493,512
	Total $1,000 Par (or similar) Institutional Preferred (cost $651,288,601)				706,919,579

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 42.3% (26.7% of Total Investments)

	Banks – 11.9%

63,000	Bank of America Corp	4.375%		BBB	$1,597,050
389,931	Citigroup Inc, (4)	7.125%		BBB-	10,914,169
163,775	CoBank ACB, 144A, (4), (7)	6.250%		BBB+	17,360,150
38,725	CoBank ACB, (7)	6.125%		BBB+	4,019,655
93,724	CoBank ACB, (4), (7)	6.200%		BBB+	10,356,502
165,500	Farm Credit Bank of Texas, 144A, (5), (7)	6.750%		Baa1	17,956,750
236,981	Fifth Third Bancorp	6.625%		Baa3	6,609,400
178,757	FNB Corp/PA, (5)	7.250%		Ba1	5,003,408
370,600	Huntington Bancshares Inc	6.250%		Baa3	9,409,534
170,075	KeyCorp	6.125%		Baa3	4,756,998
72,962	People’s United Financial Inc	5.625%		BB+	2,075,769
279,461	Regions Financial Corp, (5)	6.375%		BB+	7,833,291
61,900	Regions Financial Corp	5.700%		BB+	1,773,435
91,115	Synovus Financial Corp	5.875%		BB-	2,441,882
66,100	Truist Financial Corp	4.750%		Baa2	1,731,159
163,600	US Bancorp	6.500%		A3	4,283,048
68,200	Wells Fargo & Co	4.750%		Baa2	1,706,364
223,777	Western Alliance Bancorp, (5)	6.250%		N/R	5,742,118
91,847	Wintrust Financial Corp	6.875%		BB	2,594,678
	Total Banks				118,165,360

Shares	Description (1)	Coupon	Ratings (2)	Value

	Capital Markets – 5.4%

38,261	B Riley Financial Inc, (5)	7.500%	N/R	$961,881
104,318	Charles Schwab Corp	6.000%	BBB	2,667,411
79,169	Charles Schwab Corp	5.950%	BBB	2,045,727
53,425	Cowen Inc, (5)	7.350%	N/R	1,355,926
47,293	Goldman Sachs Group Inc	5.500%	Ba1	1,246,171
773,366	Morgan Stanley, (4)	7.125%	Baa3	22,296,142
110,293	Morgan Stanley	6.875%	Baa3	3,120,189
209,211	Morgan Stanley	5.850%	Baa3	5,983,435
133,452	Morgan Stanley	6.375%	Baa3	3,784,699
33,745	State Street Corp	5.350%	Baa1	963,420
212,859	Stifel Financial Corp, (5)	6.250%	BB-	5,491,762
145,846	Stifel Financial Corp	6.250%	BB-	3,937,842
	Total Capital Markets			53,854,605

	Consumer Finance – 2.7%

84,573	Capital One Financial Corp, (5)	5.000%	Baa3	2,209,893
782,345	GMAC Capital Trust I, (5)	6.007%	BB-	20,747,789
153,347	Synchrony Financial	5.625%	BB-	4,074,430
	Total Consumer Finance			27,032,112

	Diversified Financial Services – 2.0%

84,200	AgriBank FCB, (4), (7)	6.875%	BBB+	9,177,800
114,400	Equitable Holdings Inc	5.250%	BBB-	2,982,408
276,483	Voya Financial Inc, (4)	5.350%	BBB-	7,686,227
	Total Diversified Financial Services			19,846,435

	Diversified Telecommunication Services – 0.8%

68,800	AT&T Inc, (5)	4.750%	BBB	1,750,960
90,587	Qwest Corp	7.000%	BBB-	2,290,039
157,700	Qwest Corp	6.750%	BBB-	4,111,239
	Total Diversified Telecommunication Services			8,152,238

	Electric Utilities – 0.3%

100,000	Duke Energy Corp	5.750%	BBB	2,787,000

	Food Products – 4.0%

337,011	CHS Inc, (5)	7.875%	N/R	9,591,333
487,106	CHS Inc, (4)	7.100%	N/R	13,531,805
468,864	CHS Inc, (4)	6.750%	N/R	12,973,467
9,800	Dairy Farmers of America Inc, 144A, (7)	7.875%	BB+	975,100
23,900	Dairy Farmers of America Inc, 144A, (4), (7)	7.875%	BB+	2,485,600
	Total Food Products			39,557,305

	Insurance – 11.2%

274,600	American Equity Investment Life Holding Co	5.950%	BB	7,029,760
137,600	American Equity Investment Life Holding Co	6.625%	BB	3,680,800
302,283	Argo Group US Inc, (5)	6.500%	BBB-	7,786,810
353,528	Aspen Insurance Holdings Ltd, (4)	5.950%	BB+	9,343,745
66,100	Aspen Insurance Holdings Ltd	5.625%	BB+	1,730,498
48,200	Assurant Inc	5.250%	BB+	1,274,408
394,633	Athene Holding Ltd, (5)	6.350%	BBB-	11,294,396
370,852	Athene Holding Ltd	6.375%	BBB-	10,205,847
66,600	Axis Capital Holdings Ltd	5.500%	BBB	1,709,622
68,900	Delphi Financial Group Inc, (7)	3.411%	BBB	1,446,900
454,698	Enstar Group Ltd, (5)	7.000%	BB+	12,740,638
267,631	Globe Life Inc, (5)	6.125%	BBB+	6,862,059
255,780	Hartford Financial Services Group Inc, (5)	7.875%	Baa2	7,021,161
219,645	Maiden Holdings North America Ltd	7.750%	N/R	4,985,942
76,400	National General Holdings Corp	7.500%	N/R	1,916,876
180,564	National General Holdings Corp	7.500%	N/R	4,532,156
88,895	National General Holdings Corp, (5)	7.625%	N/R	2,244,599
238,820	PartnerRe Ltd, (5)	7.250%	BBB	6,149,615

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

113,445	Reinsurance Group of America Inc, (5)	6.200%		BBB+	$3,058,477
172,400	Reinsurance Group of America Inc	5.750%		BBB+	4,909,952
46,100	Selective Insurance Group Inc	4.600%		BBB-	1,140,975
	Total Insurance				111,065,236

	Internet & Direct Marketing Retail – 0.3%

121,702	eBay Inc	6.000%		BBB+	3,133,827

	Multi-Utilities – 0.8%

271,210	Algonquin Power & Utilities Corp, (5)	6.200%		BB+	7,550,486

	Oil, Gas & Consumable Fuels – 0.8%

139,826	NuStar Energy LP	8.500%		B2	2,803,511
148,751	NuStar Energy LP	7.625%		B2	2,554,055
127,137	NuStar Logistics LP	6.975%		B	2,818,627
	Total Oil, Gas & Consumable Fuels				8,176,193

	Thrifts & Mortgage Finance – 0.9%

103,924	Federal Agricultural Mortgage Corp	6.000%		N/R	2,751,908
211,970	New York Community Bancorp Inc	6.375%		Ba2	6,081,419
	Total Thrifts & Mortgage Finance				8,833,327

	Trading Companies & Distributors – 0.3%

124,215	Air Lease Corp	6.150%		BB+	3,223,379

	Wireless Telecommunication Services – 0.9%

369,965	United States Cellular Corp	7.250%		Ba1	9,430,408
	Total $25 Par (or similar) Retail Preferred (cost $401,373,877)				420,807,911

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 30.3% (19.1% of Total Investments) (9)

	Banks – 22.9%

$2,025	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A, (5)	6.750%	N/A (3)	Baa2	$2,374,920
2,645	Banco Bilbao Vizcaya Argentaria SA, (5)	6.125%	N/A (3)	Ba2	2,751,461
5,365	Banco Bilbao Vizcaya Argentaria SA, (4)	6.500%	N/A (3)	Ba2	5,673,488
1,400	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (3)	Ba2	1,526,000
3,120	Banco Mercantil del Norte SA/Grand Cayman, 144A, (5)	7.625%	N/A (3)	Ba2	3,432,000
6,400	Banco Santander SA, (5)	7.500%	N/A (3)	Ba1	7,013,824
7,410	Barclays PLC, (4)	8.000%	N/A (3)	BBB-	8,308,462
8,520	Barclays PLC, (4)	7.750%	N/A (3)	BBB-	9,277,854
6,240	Barclays PLC, (5)	7.875%	N/A (3)	BBB-	6,551,301
5,040	Barclays PLC, (4)	6.125%	N/A (3)	BBB-	5,455,800
1,000	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB	1,176,250
10,495	BNP Paribas SA, 144A	7.375%	N/A (3)	BBB	12,124,220
8,895	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB	9,631,506
5,985	Credit Agricole SA, 144A, (4)	7.875%	N/A (3)	BBB	6,740,606
7,445	Credit Agricole SA, 144A, (4)	8.125%	N/A (3)	BBB	8,989,837
6,420	Credit Suisse Group AG, 144A, (4)	5.250%	N/A (3)	BB+	6,788,829
1,815	Danske Bank A/S, Reg S	6.125%	N/A (3)	BBB-	1,921,631
1,600	Danske Bank A/S, Reg S, (5)	7.000%	N/A (3)	BBB-	1,776,000
3,000	HSBC Holdings PLC	6.375%	N/A (3)	BBB	3,234,300
15,344	HSBC Holdings PLC, (4)	6.375%	N/A (3)	BBB	16,758,717
10,790	HSBC Holdings PLC, (4)	6.000%	N/A (3)	BBB	11,690,102
2,600	ING Groep NV, Reg S	6.875%	N/A (3)	BBB	2,705,950
3,650	ING Groep NV, Reg S	6.750%	N/A (3)	BBB	3,951,125
3,210	ING Groep NV	6.500%	N/A (3)	BBB	3,523,296
5,280	ING Groep NV, (4)	5.750%	N/A (3)	BBB	5,722,200
7,590	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (3)	BB-	8,519,775
11,565	Lloyds Banking Group PLC, (5)	7.500%	N/A (3)	Baa3	12,860,280

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$6,995	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	$7,977,448
3,350	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	BB+	3,609,625
6,385	Natwest Group PLC	8.000%	N/A (3)	BBB-	7,495,990
820	Natwest Group PLC	8.625%	N/A (3)	BBB-	848,700
3,445	Natwest Group PLC	6.000%	N/A (3)	BBB-	3,793,806
3,985	Nordea Bank Abp, 144A, (4)	6.625%	N/A (3)	BBB+	4,542,900
2,275	Societe Generale SA, 144A	8.000%	N/A (3)	BB	2,673,489
6,536	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	7,177,378
2,281	Societe Generale SA, 144A	6.750%	N/A (3)	BB	2,520,505
5,105	Standard Chartered PLC, 144A, (5)	7.500%	N/A (3)	BBB-	5,357,187
3,215	Standard Chartered PLC, 144A	7.750%	N/A (3)	BBB-	3,481,202
7,610	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	8,187,097
206,851	Total Banks				228,145,061

	Capital Markets – 7.4%

4,980	Credit Suisse Group AG, 144A, (4)	6.375%	2/21/69	BB+	5,546,475
11,264	Credit Suisse Group AG, 144A, (5)	7.250%	3/12/69	BB+	12,678,759
3,925	Credit Suisse Group AG, 144A, (4)	7.500%	6/11/69	BB+	4,349,041
8,950	Credit Suisse Group AG, 144A	7.500%	1/17/70	BB+	9,741,896
10,020	Deutsche Bank AG, (4)	6.000%	4/30/69	B+	9,731,925
12,310	UBS Group AG, (5)	7.000%	2/19/69	BBB	14,002,379
7,950	UBS Group AG, 144A	7.000%	7/31/69	BBB	8,725,125
7,720	UBS Group AG, (5)	6.875%	8/07/69	BBB	8,685,000
67,119	Total Capital Markets				73,460,600
$273,970	Total Contingent Capital Securities (cost $280,976,621)				301,605,661

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 9.4% (5.9% of Total Investments)

	Automobiles – 0.7%

$2,825	Ford Motor Co, (5)	8.500%	4/21/23	BB+	$3,165,413
2,890	Ford Motor Co	9.000%	4/22/25	BB+	3,522,187
5,715	Total Automobiles				6,687,600

	Chemicals – 0.3%

2,735	Blue Cube Spinco LLC, (5)	10.000%	10/15/25	BB-	2,905,938

	Containers & Packaging – 0.3%

2,544	Sealed Air Corp, 144A, (5)	6.875%	7/15/33	BB+	3,361,069

	Entertainment – 1.3%

11,350	Liberty Interactive LLC, (5)	8.500%	7/15/29	BB	13,109,250

	Food & Staples Retailing – 0.9%

7,675	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A, (5)	7.500%	3/15/26	BB-	8,461,687

	Insurance – 0.3%

2,575	Fidelis Insurance Holdings Ltd, 144A, (4)	6.625%	4/01/41	BB+	2,653,737

	Interactive Media & Services – 0.4%

3,800	TripAdvisor Inc, 144A, (5)	7.000%	7/15/25	BB-	4,099,250

	Media – 1.3%

6,075	Altice Financing SA, 144A, (5)	7.500%	5/15/26	B	6,371,156
4,725	ViacomCBS Inc, (8)	6.875%	4/30/36	BBB	6,855,419
10,800	Total Media				13,226,575

	Multiline Retail – 0.6%

5,650	Nordstrom Inc, 144A, (8)	8.750%	5/15/25	Baa2	6,322,571

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 0.6%

$5,710	Enviva Partners LP / Enviva Partners Finance Corp, 144A, (5)	6.500%	1/15/26	B+	$6,015,771

	Semiconductors & Semiconductor Equipment – 0.7%

6,358	Amkor Technology Inc, 144A, (5)	6.625%	9/15/27	BB	6,922,272

	Specialty Retail – 0.4%

3,025	L Brands Inc	6.875%	11/01/35	B+	3,506,852

	Technology Hardware, Storage & Peripherals – 0.3%

2,500	Dell International LLC / EMC Corp, 144A, (8)	6.200%	7/15/30	BBB-	3,196,523

	Trading Companies & Distributors – 0.7%

7,651	ILFC E-Capital Trust I, 144A, (4)	3.480%	12/21/65	BB+	6,180,478
700	ILFC E-Capital Trust I, 144A	3.230%	12/21/65	B+	542,640
8,351	Total Trading Companies & Distributors				6,723,118

	Wireless Telecommunication Services – 0.6%

6,225	T-Mobile USA Inc, (5)	6.500%	1/15/26	BB+	6,420,527
$85,013	Total Corporate Bonds (cost $87,698,037)				93,612,740

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 4.0% (2.5% of Total Investments)

	Banks – 0.9%

6,400	Wells Fargo & Co	7.500%		Baa2	9,241,600

	Electric Utilities – 1.2%

132,900	NextEra Energy Inc	6.219%		BBB	7,072,938
102,500	Southern Co	6.750%		BBB	5,043,000
	Total Electric Utilities				12,115,938

	Multi-Utilities – 0.7%

62,500	Sempra Energy	6.750%		N/R	6,397,500

	Semiconductors & Semiconductor Equipment – 1.2%

8,050	Broadcom Inc	8.000%		N/R	11,823,437
	Total Convertible Preferred Securities (cost $35,383,788)				39,578,475
	Total Long-Term Investments (cost $1,456,720,924)				1,562,524,366

Principal Amount (000)	Description (1), (2)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.6% (1.0% of Total Investments)

	REPURCHASE AGREEMENTS – 1.6% (1.0% of Total Investments)

$16,365	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/21, repurchase price $16,365,056, collateralized by $16,832,400, U.S. Treasury Notes, 0.500%, due 5/31/27, value $16,692,408	0.000%	2/01/21		$16,365,056
	Total Short-Term Investments (cost $16,365,056)				16,365,056
	Total Investments (cost $1,473,085,980) – 158.7%				1,578,889,422
	Borrowings – (44.2)% (10), (11)				(440,000,000)
	Reverse Repurchase Agreements – (12.2)% (12)				(121,000,000)
	Other Assets Less Liabilities – (2.3)% (13)				(23,074,066)
	Net Assets Applicable to Common Shares – 100%				$994,815,356

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(235)	3/21	$(32,418,902)	$(32,202,343)	$216,559	$51,406

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$277,500,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(25,790,969)	$(25,790,969)
Morgan Stanley Capital Services, LLC	48,000,000	Receive	1-Month LIBOR	2.364	Monthly	7/01/19	7/01/26	7/01/28	(5,991,627)	(5,991,627)
Total	$325,500,000								$(31,782,596)	$(31,782,596)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8—Fund Leverage. The total value of investments hypothecated as of the end of the reporting period was $389,113,029.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $324,468,664 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(9)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(10)	Borrowings as a percentage of Total Investments is 27.9%.

(11)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $948,166,185 have been pledged as collateral for borrowings.

(12)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.7%.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPI	Nuveen Preferred and Income Term Fund Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 150.8% (100.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 66.6% (44.2% of Total Investments)

	Automobiles – 2.2%

$1,805	General Motors Financial Co Inc	5.700%	N/A (3)	BB+	$2,028,369
9,553	General Motors Financial Co Inc, (4)	5.750%	N/A (3)	BB+	10,073,638
	Total Automobiles				12,102,007

	Banks – 26.2%

3,700	Bank of America Corp, (4)	6.250%	N/A (3)	BBB	4,095,094
6,620	Bank of America Corp, (4)	6.500%	N/A (3)	BBB	7,534,884
1,860	Bank of America Corp, (4)	6.300%	N/A (3)	BBB	2,171,550
2,670	CIT Group Inc, (4)	5.800%	N/A (3)	Ba3	2,712,720
2,870	Citigroup Inc, (5)	6.250%	N/A (3)	BBB-	3,288,876
815	Citigroup Inc	4.000%	N/A (3)	BBB-	826,206
6,015	Citigroup Inc, (4)	5.000%	N/A (3)	BBB-	6,236,803
8,668	Citigroup Inc, (4)	5.950%	N/A (3)	BBB-	9,415,615
6,380	Citigroup Inc, (4)	6.300%	N/A (3)	BBB-	6,820,922
3,180	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	3,339,000
1,085	Commerzbank AG, 144A, (5)	8.125%	9/19/23	Baa3	1,256,127
2,245	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	2,447,050
1,815	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	1,923,900
2,121	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	Baa2	3,605,700
5,820	Huntington Bancshares Inc	5.625%	N/A (3)	Baa3	6,841,468
780	Huntington Bancshares Inc	4.450%	N/A (3)	Baa3	833,430
3,020	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	3,300,165
10,667	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	11,993,782
7,060	JPMorgan Chase & Co, (5)	5.000%	N/A (3)	BBB+	7,446,941
2,430	KeyCorp, (4)	5.000%	N/A (3)	Baa3	2,631,204
705	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	803,841
1,765	M&T Bank Corp, (4)	5.125%	N/A (3)	Baa2	1,928,263
1,570	M&T Bank Corp	6.450%	N/A (3)	Baa2	1,738,775
2,097	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	2,307,329
989	PNC Financial Services Group Inc	6.750%	N/A (3)	Baa2	1,005,071
1,145	Regions Financial Corp	5.750%	N/A (3)	BB+	1,278,816
1,570	SVB Financial Group	4.100%	N/A (3)	N/R	1,595,434
12,060	Truist Financial Corp, (5)	4.800%	N/A (3)	Baa2	12,583,525
2,265	Truist Financial Corp, (5)	5.050%	N/A (3)	Baa2	2,308,941
595	Truist Financial Corp	4.950%	N/A (3)	Baa2	650,038
1,500	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (6)	1.388%	N/A (3)	A3	1,145,625
5,600	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	5,614,448
1,230	Wells Fargo & Co, (5)	7.950%	11/15/29	BBB	1,683,684
7,745	Wells Fargo & Co	3.900%	N/A (3)	Baa2	7,745,000
7,388	Wells Fargo & Co	5.875%	N/A (3)	Baa2	8,228,311
3,951	Wells Fargo & Co	5.900%	N/A (3)	Baa2	4,169,801
1,415	Zions Bancorp NA, (5)	7.200%	N/A (3)	BB+	1,524,663
1,050	Zions Bancorp NA	5.800%	N/A (3)	BB+	1,048,110
	Total Banks				146,081,112

	Capital Markets – 3.5%

2,385	Bank of New York Mellon Corp, (4)	4.700%	N/A (3)	Baa1	2,611,599
5,540	Charles Schwab Corp	5.375%	N/A (3)	BBB	6,140,314
5,760	Goldman Sachs Group Inc	5.500%	N/A (3)	BBB-	6,328,570
4,127	Goldman Sachs Group Inc, (4), (5)	5.300%	N/A (3)	BBB-	4,573,871
	Total Capital Markets				19,654,354

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity		Ratings (2)	Value

	Consumer Finance – 0.8%

2,190	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (6)	4.025%	N/A (3)		Baa3	$2,157,965
1,820	Discover Financial Services	6.125%	N/A (3)		Ba2	2,049,538
	Total Consumer Finance					4,207,503

	Diversified Financial Services – 4.3%

2,425	Capital Farm Credit ACA, 144A	5.000%	N/A (3)		BB	2,443,188
12,700	Compeer Financial ACA, 144A	6.750%	N/A (3)		BB+	13,906,500
3,110	Equitable Holdings Inc, (4)	4.950%	N/A (3)		BBB-	3,323,812
3,971	Voya Financial Inc, (5)	6.125%	N/A (3)		BBB-	4,268,825
	Total Diversified Financial Services					23,942,325

	Electric Utilities – 2.1%

1,460	Electricite de France SA, 144A	5.250%	N/A (3)		BBB	1,529,350
6,845	Emera Inc, (5)	6.750%	6/15/76		BB+	7,991,537
2,025	Southern Co, (5)	4.000%	1/15/51		BBB	2,141,373
	Total Electric Utilities					11,662,260

	Food Products – 4.5%

2,250	Dairy Farmers of America Inc, 144A, (4)	7.125%	N/A (3)		BB+	2,252,813
2,240	Land O’ Lakes Inc, 144A, (4)	7.250%	N/A (3)		BB	2,283,758
12,570	Land O’ Lakes Inc, 144A	8.000%	N/A (3)		BB	13,198,500
7,493	Land O’ Lakes Inc, 144A	7.000%	N/A (3)		BB	7,588,985
	Total Food Products					25,324,056

	Independent Power & Renewable Electricity Producers – 0.7%

1,240	AES Gener SA, 144A, (5)	7.125%	3/26/79		BB	1,362,450
2,550	AES Gener SA, 144A, (5)	6.350%	10/07/79		BB	2,770,601
	Total Independent Power & Renewable Electricity Producers					4,133,051

	Industrial Conglomerates – 1.8%

10,517	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (6)	3.554%	N/A	(3)	BBB-	9,933,727

	Insurance – 14.1%

1,920	Aegon NV, (5)	5.500%	4/11/48		Baa1	2,181,386
1,447	American International Group Inc, (9)	5.750%	4/01/48		Baa2	1,656,844
8,815	Assurant Inc, (5)	7.000%	3/27/48		BB+	10,027,063
12,770	Assured Guaranty Municipal Holdings Inc, 144A, (9)	6.400%	12/15/66		BBB+	13,279,258
2,320	AXIS Specialty Finance LLC	4.900%	1/15/40		BBB	2,427,624
1,540	Enstar Finance LLC, (5)	5.750%	9/01/40		BB+	1,608,482
4,755	Markel Corp	6.000%	N/A (3)		BBB-	5,221,608
3,440	MetLife Inc, 144A, (9)	9.250%	4/08/38		BBB	5,218,343
3,490	MetLife Inc	3.850%	N/A (3)		BBB	3,603,425
1,270	MetLife Inc, (5)	5.875%	N/A (3)		BBB	1,468,755
2,335	PartnerRe Finance B LLC, (9)	4.500%	10/01/50		Baa1	2,463,970
4,734	Provident Financing Trust I	7.405%	3/15/38		BB+	5,453,895
700	Prudential Financial Inc, (5)	3.700%	10/01/50		BBB+	733,250
8,495	QBE Insurance Group Ltd, 144A	7.500%	11/24/43		Baa1	9,535,638
1,650	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44		BBB	1,836,780
2,770	QBE Insurance Group Ltd, 144A, (4)	5.875%	N/A (3)		Baa2	3,012,098
10,375	SBL Holdings Inc, 144A	7.000%	N/A (3)		BB	8,766,875
	Total Insurance					78,495,294

	Multi-Utilities – 2.4%

6,005	CenterPoint Energy Inc, (4)	6.125%	N/A (3)		BBB-	6,309,694
795	CMS Energy Corp, (9)	4.750%	6/01/50		Baa2	902,586
2,815	NiSource Inc	5.650%	N/A (3)		BBB-	2,899,450

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities (continued)

2,960	Sempra Energy	4.875%	N/A (3)	BBB-	$3,188,512
	Total Multi-Utilities				13,300,242

	Oil, Gas & Consumable Fuels – 1.2%

3,520	Enbridge Inc, (5)	5.750%	7/15/80	BBB-	3,892,466
1,485	MPLX LP, (5)	6.875%	N/A (3)	BB+	1,462,725
1,320	Transcanada Trust, (4)	5.500%	9/15/79	BBB	1,448,700
	Total Oil, Gas & Consumable Fuels				6,803,891

	Trading Companies & Distributors – 2.0%

7,045	AerCap Global Aviation Trust, 144A, (5)	6.500%	6/15/45	BB+	7,326,800
3,090	AerCap Holdings NV, (4)	5.875%	10/10/79	BB+	3,137,215
550	ILFC E-Capital Trust I, 144A	3.230%	12/21/65	B+	426,360
	Total Trading Companies & Distributors				10,890,375

	U.S. Agency – 0.2%

1,180	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	1,274,400

	Wireless Telecommunication Services – 0.6%

2,735	Vodafone Group PLC	7.000%	4/04/79	BB+	3,400,269
	Total $1,000 Par (or similar) Institutional Preferred (cost $341,564,428)				371,204,866

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 50.7% (33.6% of Total Investments) (10)

	Banks – 38.4%

$1,970	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (3)	Baa2	$2,310,416
2,480	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	Ba2	2,579,820
5,155	Banco Bilbao Vizcaya Argentaria SA, (4)	6.500%	N/A (3)	Ba2	5,451,412
1,300	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (3)	Ba2	1,417,000
2,930	Banco Mercantil del Norte SA/Grand Cayman, 144A, (5)	7.625%	N/A (3)	Ba2	3,223,000
5,800	Banco Santander SA, Reg S	7.500%	N/A (3)	Ba1	6,356,278
6,970	Barclays PLC, (4), (5)	8.000%	N/A (3)	BBB-	7,815,112
7,945	Barclays PLC, (4)	7.750%	N/A (3)	BBB-	8,651,708
5,825	Barclays PLC, Reg S	7.875%	N/A (3)	BBB-	6,115,598
4,795	Barclays PLC, (4)	6.125%	N/A (3)	BBB-	5,190,588
950	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB	1,117,438
9,790	BNP Paribas SA, 144A	7.375%	N/A (3)	BBB	11,309,777
8,300	BNP Paribas SA, 144A, (5)	6.625%	N/A (3)	BBB	8,987,240
5,615	Credit Agricole SA, 144A, (4)	7.875%	N/A (3)	BBB	6,323,894
6,979	Credit Agricole SA, 144A, (4)	8.125%	N/A (3)	BBB	8,427,142
6,025	Credit Suisse Group AG, 144A, (5)	5.250%	N/A (3)	BB+	6,371,136
1,700	Danske Bank A/S, Reg S	6.125%	N/A (3)	BBB-	1,799,875
1,500	Danske Bank A/S, Reg S	7.000%	N/A (3)	BBB-	1,665,000
2,800	HSBC Holdings PLC	6.375%	N/A (3)	BBB	3,018,680
14,356	HSBC Holdings PLC, (4)	6.375%	N/A (3)	BBB	15,679,623
10,115	HSBC Holdings PLC, (4)	6.000%	N/A (3)	BBB	10,958,793
2,774	ING Groep NV, Reg S	6.875%	N/A (3)	BBB	2,887,041
3,405	ING Groep NV, Reg S	6.750%	N/A (3)	BBB	3,685,913
3,045	ING Groep NV, (4)	6.500%	N/A (3)	BBB	3,342,192
4,850	ING Groep NV, (4)	5.750%	N/A (3)	BBB	5,256,188
7,214	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB-	8,097,715
10,845	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	12,059,640
6,550	Lloyds Banking Group PLC, (4)	7.500%	N/A (3)	Baa3	7,469,947
3,050	Macquarie Bank Ltd/London, 144A, (4)	6.125%	N/A (3)	BB+	3,286,375
5,970	Natwest Group PLC	8.000%	N/A (3)	BBB-	7,008,780
770	Natwest Group PLC	8.625%	N/A (3)	BBB-	796,950
3,225	Natwest Group PLC, (5)	6.000%	N/A (3)	BBB-	3,551,531
3,735	Nordea Bank Abp, 144A, (4)	6.625%	N/A (3)	BBB+	4,257,900
2,120	Societe Generale SA, 144A	8.000%	N/A (3)	BB	2,491,339

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$6,163	Societe Generale SA, 144A	7.875%	N/A (3)	BB+	$6,767,775
2,103	Societe Generale SA, 144A	6.750%	N/A (3)	BB	2,323,815
4,630	Standard Chartered PLC, 144A	7.500%	N/A (3)	BBB-	4,858,722
3,170	Standard Chartered PLC, 144A	7.750%	N/A (3)	BBB-	3,432,476
7,165	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	7,708,351
194,084	Total Banks				214,052,180

	Capital Markets – 12.3%

4,655	Credit Suisse Group AG, 144A, (5)	6.375%	N/A (3)	BB+	5,184,506
10,561	Credit Suisse Group AG, 144A, (4)	7.250%	N/A (3)	BB+	11,887,462
3,632	Credit Suisse Group AG, 144A, (4)	7.500%	N/A (3)	BB+	4,024,387
8,375	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (3)	BB+	9,116,020
9,395	Deutsche Bank AG, (4), (5)	6.000%	N/A (3)	B+	9,124,894
11,352	UBS Group AG, Reg S	7.000%	N/A (3)	BBB	12,912,673
7,595	UBS Group AG, 144A, (5)	7.000%	N/A (3)	BBB	8,335,512
7,255	UBS Group AG, Reg S, (5)	6.875%	N/A (3)	BBB	8,161,875
62,820	Total Capital Markets				68,747,329
$256,904	Total Contingent Capital Securities (cost $262,338,182)				282,799,509

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 32.0% (21.2% of Total Investments)

	Banks – 9.9%

59,100	Bank of America Corp	4.375%		BBB	$1,498,185
136,500	CoBank ACB, 144A, (4), (7)	6.250%		BBB+	14,469,000
62,728	CoBank ACB, (7)	6.200%		BBB+	6,931,444
111,200	Farm Credit Bank of Texas, 144A, (4), (5), (7)	6.750%		Baa1	12,065,200
105,663	Fifth Third Bancorp	6.625%		Baa3	2,946,941
66,212	Huntington Bancshares Inc	6.250%		Baa3	1,681,123
54,100	KeyCorp	6.125%		Baa3	1,513,177
151,000	Regions Financial Corp	6.375%		BB+	4,232,530
57,838	Regions Financial Corp	5.700%		BB+	1,657,059
88,153	Synovus Financial Corp	5.875%		BB-	2,362,500
61,900	Truist Financial Corp	4.750%		Baa2	1,621,161
64,600	Wells Fargo & Co	4.750%		Baa2	1,616,292
86,389	Wintrust Financial Corp	6.875%		BB	2,440,489
	Total Banks				55,035,101

	Capital Markets – 3.2%

43,749	Goldman Sachs Group Inc	5.500%		Ba1	1,152,786
130,072	Morgan Stanley	7.125%		Baa3	3,749,976
103,476	Morgan Stanley	6.875%		Baa3	2,927,336
196,300	Morgan Stanley, (4)	5.850%		Baa3	5,614,180
125,000	Morgan Stanley	6.375%		Baa3	3,545,000
30,950	State Street Corp, (4)	5.350%		Baa1	883,622
	Total Capital Markets				17,872,900

	Consumer Finance – 0.9%

117,026	GMAC Capital Trust I, (5)	6.007%		BB-	3,103,530
66,500	Synchrony Financial	5.625%		BB-	1,766,905
	Total Consumer Finance				4,870,435

	Diversified Financial Services – 3.3%

80,100	AgriBank FCB, (4), (7)	6.875%		BBB+	8,730,900
105,500	Equitable Holdings Inc, (5)	5.250%		BBB-	2,750,385
254,745	Voya Financial Inc, (4)	5.350%		BBB-	7,081,911
	Total Diversified Financial Services				18,563,196

	Diversified Telecommunication Services – 0.3%

64,200	AT&T Inc, (5)	4.750%		BBB	1,633,890

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Food Products – 2.8%

100,400	CHS Inc	7.875%		N/R	$2,857,384
180,029	CHS Inc, (4)	7.100%		N/R	5,001,206
180,399	CHS Inc	6.750%		N/R	4,991,640
9,300	Dairy Farmers of America Inc, 144A, (7)	7.875%		BB+	925,350
20,500	Dairy Farmers of America Inc, 144A, (7)	7.875%		BB+	2,132,000
	Total Food Products				15,907,580

	Insurance – 8.2%

256,300	American Equity Investment Life Holding Co	5.950%		BB	6,561,280
122,300	American Equity Investment Life Holding Co, (4)	6.625%		BB	3,271,525
330,798	Aspen Insurance Holdings Ltd	5.950%		BB+	8,742,991
62,000	Aspen Insurance Holdings Ltd	5.625%		BB+	1,623,160
45,000	Assurant Inc	5.250%		BB+	1,189,800
143,500	Athene Holding Ltd, (5)	6.350%		BBB-	4,106,970
127,800	Athene Holding Ltd	6.375%		BBB-	3,517,056
62,400	Axis Capital Holdings Ltd, (4)	5.500%		BBB	1,601,808
70,700	Delphi Financial Group Inc, (5), (7)	3.411%		BBB	1,484,700
119,500	Enstar Group Ltd, (5)	7.000%		BB+	3,348,390
200,629	Maiden Holdings North America Ltd	7.750%		N/R	4,554,278
161,200	Reinsurance Group of America Inc, (5)	5.750%		BBB+	4,590,976
43,200	Selective Insurance Group Inc	4.600%		BBB-	1,069,200
	Total Insurance				45,662,134

	Oil, Gas & Consumable Fuels – 1.4%

130,503	NuStar Energy LP	8.500%		B2	2,616,585
139,235	NuStar Energy LP	7.625%		B2	2,390,665
121,018	NuStar Logistics LP, (5)	6.975%		B	2,682,969
	Total Oil, Gas & Consumable Fuels				7,690,219

	Thrifts & Mortgage Finance – 1.5%

97,066	Federal Agricultural Mortgage Corp	6.000%		N/R	2,570,308
199,515	New York Community Bancorp Inc, (4)	6.375%		Ba2	5,724,085
	Total Thrifts & Mortgage Finance				8,294,393

	Trading Companies & Distributors – 0.5%

114,543	Air Lease Corp, (5)	6.150%		BB+	2,972,391
	Total $25 Par (or similar) Retail Preferred (cost $168,660,726)				178,502,239

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 1.5% (1.0% of Total Investments)

	Insurance – 0.4%

$2,400	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	$2,473,386

	Trading Companies & Distributors – 1.1%

7,252	ILFC E-Capital Trust I, 144A, (4)	3.480%	12/21/65	BB+	5,858,166
$9,652	Total Corporate Bonds (cost $7,687,220)				8,331,552
	Total Long-Term Investments (cost $780,250,556)				840,838,166
	Borrowings – (40.1)% (11), (12)				(223,700,000)
	Reverse Repurchase Agreements – (9.3)% (13)				(52,000,000)
	Other Assets Less Liabilities – (1.4)% (14)				(7,516,519)
	Net Assets Applicable to Common Shares – 100%				$557,621,647

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(215)	3/21	$(29,659,847)	$(29,461,719)	$198,128	$47,031

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$112,000,000	Receive	1-Month LIBOR	1.928%	Monthly	6/01/18	3/01/23	3/01/24	$(6,199,627)	$(6,199,627)
Morgan Stanley Capital Services, LLC	45,000,000	Receive	1-Month LIBOR	2.333	Monthly	7/01/19	10/01/23	7/01/24	(3,334,355)	(3,334,355)
Total	$157,000,000								$(9,533,982)	$(9,533,982)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8—Fund Leverage. The total value of investments hypothecated as of the end of the reporting period was $201,307,449.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $129,439,508 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3—Investment Valuation and Fair Value Measurements for more information.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(9)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(10)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(11)	Borrowings as a percentage of Total Investments is 26.6%.

(12)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $530,880,778 have been pledged as collateral for borrowings.

(13)	Reverse Repurchase Agreements as a percentage of Total Investments is 6.2%.

(14)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPS	Nuveen Preferred & Income Securities Fund Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 157.4% (99.5% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 78.7% (49.7% of Total Investments)

	Banks – 27.2%

$2,861	Bank of America Corp, (3)	8.050%	6/15/27	Baa2	$3,797,519
19,300	Bank of America Corp	6.500%	N/A (4)	BBB	21,967,260
12,300	Bank of America Corp	6.100%	N/A (4)	BBB	13,848,078
3,000	Bank of Nova Scotia	4.900%	N/A (4)	BBB-	3,221,400
12,000	Citigroup Inc, (3-Month LIBOR reference rate + 4.095% spread), (5)	4.316%	N/A (4)	BBB-	11,973,600
7,963	Citigroup Inc	4.000%	N/A (4)	BBB-	8,072,491
8,970	Citigroup Inc, (3-Month LIBOR reference rate + 4.478% spread), (5)	4.699%	N/A (4)	BBB-	9,003,975
5,500	Citigroup Inc	5.950%	N/A (4)	BBB-	5,974,375
24,389	Citizens Financial Group Inc, (3-Month LIBOR reference rate + 3.960% spread), (5)	4.197%	N/A (4)	BB+	24,358,514
3,976	Citizens Financial Group Inc	5.650%	N/A (4)	BB+	4,453,120
3,400	Citizens Financial Group Inc, (3)	6.375%	N/A (4)	BB+	3,570,000
14,000	CoBank ACB, 144A, (3)	6.250%	N/A (4)	BBB+	15,330,000
12,130	Comerica Inc, (3)	5.625%	N/A (4)	Baa2	13,343,000
6,100	Corestates Capital III, (3-Month LIBOR reference rate + 0.570% spread), 144A, (3), (5)	0.791%	2/15/27	A1	5,826,817
1,250	DNB Bank ASA	0.483%	N/A (4)	Baa2	1,085,000
1,250	DNB Bank ASA	0.457%	N/A (4)	Baa2	1,085,938
3,800	Farm Credit Bank of Texas, 144A	5.700%	N/A (4)	Baa1	4,142,000
1,000	Fifth Third Bancorp	4.500%	N/A (4)	Baa3	1,060,000
30,000	HSBC Capital Funding Dollar 1 LP, 144A, (3), (6)	10.176%	N/A (4)	Baa2	51,000,000
8,000	HSBC Capital Funding Dollar 1 LP, Reg S, (3)	10.176%	N/A (4)	Baa2	13,600,000
11,000	Huntington Bancshares Inc, (3)	5.625%	N/A (4)	Baa3	12,930,610
21,000	Huntington Bancshares Inc, (3)	4.450%	N/A (4)	Baa3	22,438,500
7,000	JPMorgan Chase & Co, (3)	6.100%	N/A (4)	BBB+	7,649,390
55,800	JPMorgan Chase & Co	6.750%	N/A (4)	BBB+	62,740,509
10,300	JPMorgan Chase & Co, (3-Month LIBOR reference rate + 3.800% spread), (5)	4.005%	N/A (4)	BBB+	10,320,291
8,000	KeyCorp Capital III, (3)	7.750%	7/15/29	Baa2	10,473,891
11,300	Lloyds Bank PLC, Reg S	12.000%	N/A (4)	Baa3	12,882,000
2,450	Lloyds Banking Group PLC, 144A	6.657%	N/A (4)	Baa3	3,154,375
4,100	PNC Financial Services Group Inc.	6.750%	N/A (4)	Baa2	4,166,625
2,000	Regions Financial Corp	5.750%	N/A (4)	BB+	2,233,740
25,700	Standard Chartered PLC, 144A	7.014%	N/A (4)	BBB-	34,309,500
1,000	SVB Financial Group	4.100%	N/A (4)	N/R	1,016,200
36,386	Truist Financial Corp, (6)	4.800%	N/A (4)	Baa2	37,965,516
46,129	Truist Financial Corp, (6)	4.950%	N/A (4)	Baa2	50,395,932
25,580	Wells Fargo & Co, (3)	7.950%	11/15/29	BBB	35,015,160
12,250	Wells Fargo & Co	3.900%	N/A (4)	Baa2	12,250,000
	Total Banks				536,655,326

	Capital Markets – 8.4%

10,000	Bank of New York Mellon Corp	3.700%	N/A (4)	Baa1	10,274,500
35,150	Bank of New York Mellon Corp, (6)	4.700%	N/A (4)	Baa1	38,489,601
5,400	Bank of New York Mellon Corp, (3-Month LIBOR reference rate + 3.420% spread), (5)	3.659%	N/A (4)	Baa1	5,366,250
12,700	Charles Schwab Corp	4.000%	N/A (4)	BBB	13,081,000
18,700	Charles Schwab Corp	7.000%	N/A (4)	BBB	19,635,000
39,505	Charles Schwab Corp, (6)	5.375%	N/A (4)	BBB	43,785,762
6,000	Goldman Sachs Group Inc	5.500%	N/A (4)	BBB-	6,592,260
7,600	Goldman Sachs Group Inc	4.950%	N/A (4)	BBB-	8,041,712
4,800	Goldman Sachs Group Inc, (3-Month LIBOR reference rate + 3.922% spread), (3), (5)	4.128%	N/A (4)	BBB-	4,777,440
3,900	Morgan Stanley, (3-Month LIBOR reference rate + 3.810% spread), (5)	4.051%	N/A (4)	Baa3	3,901,950

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

10,000	State Street Corp, (3-Month LIBOR reference rate + 1.000% spread), (5)	1.217%	6/15/47	A3	$8,629,094
2,600	State Street Corp, (3-Month LIBOR reference rate + 3.597% spread), (5)	3.814%	N/A (4)	Baa1	2,601,300
	Total Capital Markets				165,175,869

	Consumer Finance – 1.4%

16,987	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (5)	4.025%	N/A (4)	Baa3	16,738,517
10,000	Discover Financial Services, (3)	6.125%	N/A (4)	Ba2	11,261,200
	Total Consumer Finance				27,999,717

	Diversified Financial Services – 3.5%

7,500	Citigroup Inc	5.950%	N/A (4)	BBB-	7,897,401
1,000	Citigroup Inc	5.900%	N/A (4)	BBB-	1,042,780
4,000	JP Morgan Chase & Company	6.000%	N/A (4)	BBB+	4,179,000
12,800	Scentre Group Trust 2, 144A, (6)	4.750%	9/24/80	BBB+	13,200,640
28,484	Voya Financial Inc, (3), (7)	5.650%	5/15/53	BBB-	30,193,040
12,700	Voya Financial Inc	6.125%	N/A (4)	BBB-	13,652,500
	Total Diversified Financial Services				70,165,361

	Electric Utilities – 4.6%

24,075	Duke Energy Corp	4.875%	N/A (4)	BBB-	25,700,062
19,091	Emera Inc, (3)	6.750%	6/15/76	BB+	22,288,742
10,000	NextEra Energy Capital Holdings Inc, (3-Month LIBOR reference rate + 2.125% spread), (3), (5)	2.342%	6/15/67	BBB	9,093,470
1,600	NextEra Energy Capital Holdings Inc	4.800%	12/01/77	BBB	1,754,790
21,482	PPL Capital Funding Inc, (3-Month LIBOR reference rate + 2.665% spread), (3), (5)	2.905%	3/30/67	BBB	19,903,475
5,600	Southern Co	4.000%	1/15/51	BBB	5,921,820
6,000	Southern Co, (6)	5.500%	3/15/57	BBB	6,206,506
	Total Electric Utilities				90,868,865

	Food Products – 0.3%

6,705	Dairy Farmers of America Inc, 144A, (3)	7.125%	N/A (4)	BB+	6,713,381

	Insurance – 26.0%

3,598	ACE Capital Trust II, (6)	9.700%	4/01/30	BBB+	5,554,524
9,800	AIG Life Holdings Inc, (7)	8.500%	7/01/30	Baa2	13,393,161
7,900	Allianz SE, 144A	3.500%	4/30/69	A	7,974,102
4,400	Allstate Corp, (7)	5.750%	8/15/53	Baa1	4,750,185
1,100	Allstate Corp, (6)	6.500%	5/15/57	Baa1	1,454,750
13,300	American International Group Inc, (7)	5.750%	4/01/48	Baa2	15,228,766
13,605	American International Group Inc, (3)	8.175%	5/15/58	Baa2	19,887,688
2,299	Aon Corp, (3)	8.205%	1/01/27	BBB	3,100,174
6,210	Argentum Netherlands BV for Swiss Re Ltd, Reg S, (3)	5.750%	8/15/50	BBB+	6,978,487
2,100	Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.625%	8/15/52	BBB+	2,401,917
16,550	AXA SA, (3), (6)	8.600%	12/15/30	A3	25,875,302
17,819	AXA SA, 144A, (3)	6.379%	N/A (4)	Baa1	24,861,069
900	AXA SA, Reg S	5.500%	N/A (4)	A3	915,750
14,550	Cloverie PLC for Zurich Insurance Co Ltd, Reg S	5.625%	6/24/46	A	16,822,099
1,200	Everest Reinsurance Holdings Inc, (3-Month LIBOR reference rate + 2.385% spread), (3), (5)	2.606%	5/15/37	BBB	1,086,000
5,521	Hartford Financial Services Group Inc, (3-Month LIBOR reference rate + 2.125% spread), 144A, (3), (5)	2.346%	2/12/47	BBB-	5,078,639
31,200	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	34,633,872
30,860	Liberty Mutual Group Inc, 144A, (3)	7.800%	3/15/37	Baa3	39,536,481
2,400	Lincoln National Corp, (3-Month LIBOR reference rate + 2.358% spread), (5)	2.580%	5/17/66	BBB	2,025,000
7,700	Lincoln National Corp, (3-Month LIBOR reference rate + 2.040% spread), Reg S, (3), (5)	2.264%	4/20/67	BBB	6,135,938
18,800	M&G PLC, Reg S	6.500%	10/20/48	A3	22,513,000

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

29,600	MetLife Capital Trust IV, 144A, (3), (6)	7.875%	12/15/37	BBB	$42,005,360
36,531	MetLife Inc, 144A, (7)	9.250%	4/08/38	BBB	55,416,076
3,000	MetLife Inc, (3)	10.750%	8/01/39	BBB	5,093,026
8,700	MetLife Inc	3.850%	N/A (4)	BBB	8,982,750
1,551	MetLife Inc, (3-Month LIBOR reference rate + 3.575% spread), (5)	3.792%	N/A (4)	BBB	1,551,000
41,904	Nationwide Financial Services Inc, (3), (7)	6.750%	5/15/37	Baa2	50,429,369
6,000	Nippon Life Insurance Co, 144A	2.750%	1/21/51	A-	5,956,092
6,225	Prudential Financial Inc, (7)	5.875%	9/15/42	BBB+	6,590,719
27,180	Prudential Financial Inc, (3), (7)	5.625%	6/15/43	BBB+	29,246,903
4,000	Prudential Financial Inc	5.700%	9/15/48	BBB+	4,651,042
6,500	Prudential Financial Inc	3.700%	10/01/50	BBB+	6,808,750
24,400	Swiss Re Finance Luxembourg SA, 144A, (3)	5.000%	4/02/49	A	28,243,000
8,700	Willow No 2 Ireland PLC for Zurich Insurance Co Ltd, Reg S	4.250%	10/01/45	A	9,375,642
	Total Insurance				514,556,633

	Machinery – 0.3%

5,700	Stanley Black & Decker Inc, (6)	4.000%	3/15/60	BBB+	6,049,851

	Multi-Utilities – 3.3%

38,020	Dominion Energy Inc, (6)	4.650%	N/A (4)	BBB-	40,016,050
20,900	NiSource Inc	5.650%	N/A (4)	BBB-	21,527,000
3,000	WEC Energy Group Inc, (3-Month LIBOR reference rate + 2.113% spread), (3), (5)	2.334%	5/15/67	BBB	2,703,500
	Total Multi-Utilities				64,246,550

	Oil, Gas & Consumable Fuels – 2.2%

5,900	BP Capital Markets PLC	4.375%	N/A (4)	A3	6,283,736
6,000	Enbridge Inc	5.750%	7/15/80	BBB-	6,634,884
10,934	Enterprise Products Operating LLC, (3)	5.250%	8/16/77	Baa2	10,961,532
3,400	Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	3,375,145
14,885	Transcanada Trust, (3), (6)	5.500%	9/15/79	BBB	16,336,287
	Total Oil, Gas & Consumable Fuels				43,591,584

	Road & Rail – 1.5%

25,485	BNSF Funding Trust I	6.613%	12/15/55	A-	29,052,900
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,378,971,565)				1,555,076,037

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 53.1% (33.6% of Total Investments) (8)

	Banks – 43.3%

$2,800	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (4)	Baa2	$3,283,840
2,800	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (4)	Ba2	2,912,700
17,800	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (4)	Ba2	18,823,500
24,200	Banco Santander SA, Reg S, (3)	7.500%	N/A (4)	Ba1	26,521,022
1,708	Barclays Bank PLC, (3)	7.625%	11/21/22	BBB+	1,898,272
26,000	Barclays PLC	8.000%	N/A (4)	BBB-	29,152,500
63,300	Barclays PLC, (6)	7.750%	N/A (4)	BBB-	68,930,535
31,100	Barclays PLC, Reg S	7.875%	N/A (4)	BBB-	32,651,517
5,500	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB	6,469,375
38,585	BNP Paribas SA, 144A, (3)	7.375%	N/A (4)	BBB	44,574,847
10,000	BNP Paribas SA, Reg S	7.375%	N/A (4)	BBB	11,552,377
58,750	BNP Paribas SA, 144A	7.625%	N/A (4)	BBB	59,190,625
19,653	Credit Agricole SA, 144A	7.875%	N/A (4)	BBB	22,134,191
31,550	Credit Agricole SA, 144A, (6)	8.125%	N/A (4)	BBB	38,096,625
4,466	Credit Agricole SA, Reg S, (3)	8.125%	N/A (4)	BBB	5,392,695
11,588	Danske Bank A/S, Reg S, (3)	6.125%	N/A (4)	BBB-	12,268,795
600	Danske Bank A/S, Reg S	7.000%	N/A (4)	BBB-	666,000
13,300	DNB Bank ASA, Reg S	6.500%	N/A (4)	BBB	13,865,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

4,800	HSBC Holdings PLC	6.250%	N/A (4)	BBB	$5,022,000
1,600	HSBC Holdings PLC	6.000%	N/A (4)	BBB	1,733,472
26,300	HSBC Holdings PLC	6.875%	N/A (4)	BBB	26,665,307
9,700	ING Groep NV, Reg S, (3)	6.875%	N/A (4)	BBB	10,095,275
26,700	ING Groep NV	6.500%	N/A (4)	BBB	29,305,920
9,600	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	BB-	10,776,000
48,428	Lloyds Banking Group PLC, (6)	7.500%	N/A (4)	Baa3	53,851,936
4,500	Lloyds Banking Group PLC, (3)	6.750%	N/A (4)	Baa3	5,011,875
5,075	Macquarie Bank Ltd/London, 144A, (3)	6.125%	N/A (4)	BB+	5,468,313
14,250	Natwest Group PLC	8.000%	N/A (4)	BBB-	16,729,500
5,600	Natwest Group PLC	8.625%	N/A (4)	BBB-	5,796,000
17,000	Natwest Group PLC	6.000%	N/A (4)	BBB-	18,721,250
35,090	Nordea Bank Abp, 144A, (6)	6.125%	N/A (4)	BBB+	38,269,856
18,988	Nordea Bank Abp, Reg S	6.125%	N/A (4)	BBB+	20,708,693
26,400	Nordea Bank Abp, 144A, (6)	6.625%	N/A (4)	BBB+	30,096,000
1,000	Skandinaviska Enskilda Banken AB, Reg S	5.625%	N/A (4)	BBB+	1,027,788
11,350	Societe Generale SA, 144A, (3)	7.375%	N/A (4)	BB	11,647,938
73,300	Societe Generale SA, 144A, (6)	8.000%	N/A (4)	BB	86,139,228
4,550	Societe Generale SA, 144A	5.375%	N/A (4)	BB+	4,743,375
9,000	Societe Generale SA, Reg S	7.875%	N/A (4)	BB+	9,883,170
16,622	Standard Chartered PLC, 144A	7.500%	N/A (4)	BBB-	17,443,127
13,000	Standard Chartered PLC, 144A	7.750%	N/A (4)	BBB-	14,076,400
4,700	Standard Chartered PLC, Reg S	7.500%	N/A (4)	BBB-	4,932,180
786	Svenska Handelsbanken AB, Reg S, (3)	5.250%	N/A (4)	A-	787,608
12,000	Swedbank AB, Reg S, (3)	6.000%	N/A (4)	BBB	12,343,992
15,000	UniCredit SpA, Reg S	8.000%	N/A (4)	B+	16,137,510
779,039	Total Banks				855,798,379

	Capital Markets – 9.8%

3,000	Credit Suisse Group AG, 144A	6.375%	N/A (4)	BB+	3,341,250
4,900	Credit Suisse Group AG, 144A	4.500%	N/A (4)	BB+	4,851,000
12,000	Credit Suisse Group AG, 144A	7.250%	N/A (4)	BB+	13,507,200
58,000	Credit Suisse Group AG, 144A, (3), (6)	7.500%	N/A (4)	BB+	64,266,088
17,400	Credit Suisse Group AG, Reg S	7.500%	N/A (4)	BB+	19,281,079
6,700	Credit Suisse Group AG, Reg S	7.125%	N/A (4)	BB+	7,093,625
11,000	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	11,973,280
11,700	UBS Group AG, Reg S	6.875%	N/A (4)	BBB	11,767,579
3,000	UBS Group AG, 144A, (3)	7.000%	N/A (4)	BBB	3,292,500
35,300	UBS Group AG, Reg S, (3)	6.875%	N/A (4)	BBB	39,712,500
14,500	UBS Group AG, Reg S	7.125%	N/A (4)	BBB	14,853,858
177,500	Total Capital Markets				193,939,959
$956,539	Total Contingent Capital Securities (cost $966,950,966)				1,049,738,338

Shares	Description	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 18.4% (11.6% of Total Investments)

	Banks – 7.1%

234,365	Associated Banc-Corp	5.625%		Baa3	$6,269,264
315,542	Bank of America Corp	5.375%		BBB	8,566,965
145,879	Bank of America Corp	6.000%		BBB	3,715,538
346,088	Citigroup Inc	6.875%		BBB-	9,815,056
3,214	Citigroup Inc	6.300%		BBB-	80,382
47,500	CoBank ACB, 144A, (9)	6.250%		BBB+	5,035,000
53,000	CoBank ACB, (9)	6.200%		BBB+	5,856,500
177,750	Farm Credit Bank of Texas, 144A, (3), (9)	6.750%		Baa1	19,285,875
84,563	Fifth Third Bancorp	6.625%		Baa3	2,358,462
50,000	Fifth Third Bancorp	4.950%		Baa3	1,311,000
150,000	Fulton Financial Corp	5.125%		Baa3	3,934,500
11,474	JPMorgan Chase & Co	5.750%		BBB+	310,372
600	JPMorgan Chase & Co	6.000%		BBB+	16,422
722,103	KeyCorp	6.125%		Baa3	20,197,221
1,590,103	PNC Financial Services Group Inc, (3)	6.125%		Baa2	41,978,719
189,200	Regions Financial Corp, (3)	5.700%		BB+	5,420,580

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Shares	Description	Coupon	Ratings (2)	Value

	Banks (continued)

21,637	Synovus Financial Corp	5.875%	BB-	$579,872
216,231	Wells Fargo & Co	5.850%	Baa2	5,723,634
1,400	Wells Fargo & Co	4.750%	Baa2	35,028
	Total Banks			140,490,390

	Capital Markets – 1.9%

135,585	Affiliated Managers Group Inc	5.875%	Baa1	3,694,691
160,000	Affiliated Managers Group Inc	4.750%	Baa1	4,188,800
369,239	Goldman Sachs Group Inc	5.500%	Ba1	9,729,448
80	Morgan Stanley	4.000%	Baa3	1,973
622,802	Morgan Stanley	5.850%	Baa3	17,812,137
12,000	Northern Trust Corp	4.700%	BBB+	321,600
74,642	State Street Corp	5.900%	Baa1	2,116,101
	Total Capital Markets			37,864,750

	Consumer Finance – 0.2%

50,338	Capital One Financial Corp, (3)	5.000%	Baa3	1,315,332
130,000	Capital One Financial Corp, (3)	4.800%	Baa3	3,295,500
	Total Consumer Finance			4,610,832

	Diversified Financial Services – 1.7%

105,300	AgriBank FCB, (6), (9)	6.875%	BBB+	11,477,700
242,188	Equitable Holdings Inc, (3)	5.250%	BBB-	6,313,841
100,000	Equitable Holdings Inc	4.300%	BBB-	2,497,000
472,073	National Rural Utilities Cooperative Finance Corp	5.500%	A3	12,755,413
39,705	Voya Financial Inc, (3)	5.350%	BBB-	1,103,799
	Total Diversified Financial Services			34,147,753

	Diversified Telecommunication Services – 0.8%

578,314	AT&T Inc	4.750%	BBB	14,718,091
20,680	AT&T Inc, (3)	5.000%	BBB	536,853
25,000	AT&T Inc	5.625%	A-	687,500
	Total Diversified Telecommunication Services			15,942,444

	Electric Utilities – 1.8%

154,334	Alabama Power Co	5.000%	A3	4,236,468
5,786	CMS Energy Corp	5.875%	Baa2	159,867
83,500	DTE Energy Co	4.375%	BBB-	2,128,415
152,276	Duke Energy Corp, (3)	5.750%	BBB	4,243,932
16,000	Entergy Texas Inc, (3)	5.375%	BBB-	433,920
299,756	Integrys Holding Inc, (3), (9)	6.000%	BBB	7,979,505
112,962	Interstate Power and Light Co	5.100%	BBB	2,959,604
197,288	NextEra Energy Capital Holdings Inc	5.650%	BBB	5,531,956
86,891	Southern Co	5.250%	BBB	2,323,465
190,878	Southern Co	4.950%	BBB	4,981,916
50,000	Southern Co	4.200%	BBB	1,252,500
	Total Electric Utilities			36,231,548

	Equity Real Estate Investment Trust – 1.2%

200	Kimco Realty Corp	5.125%	Baa2	5,184
3,000	National Retail Properties Inc	5.200%	Baa2	77,370
80,301	Prologis Inc, (9)	8.540%	BBB	5,753,567
105,700	PS Business Parks Inc	5.250%	BBB	2,759,827
5,583	PS Business Parks Inc	4.875%	BBB	147,503
193,083	Public Storage	5.600%	A3	5,446,871
8,331	Public Storage, (3)	4.875%	A3	222,438
111,690	Public Storage, (3)	4.750%	A3	3,048,020
131,589	Public Storage	4.625%	A3	3,450,264
83,200	Public Storage, (3)	4.125%	A3	2,184,000
9,385	Vornado Realty Trust	5.400%	Baa3	235,751
	Total Equity Real Estate Investment Trust			23,330,795

Shares	Description	Coupon		Ratings (2)	Value

	Food Products – 0.7%

91,900	Dairy Farmers of America Inc, 144A, (9)	7.875%		BB+	$9,144,050
32,500	Dairy Farmers of America Inc, 144A, (9)	7.875%		BB+	3,380,000
	Total Food Products				12,524,050

	Insurance – 1.8%

608,741	Allstate Corp, (3)	5.100%		Baa1	16,417,745
93,406	American Financial Group Inc/OH	5.875%		Baa2	2,545,314
60,000	American Financial Group Inc/OH	5.625%		Baa2	1,649,400
19,825	American International Group Inc	5.850%		Baa3	552,126
64,796	Arch Capital Group Ltd, (6)	5.250%		BBB	1,665,257
24,814	Arch Capital Group Ltd	5.450%		BBB	659,556
287,580	Hartford Financial Services Group Inc, (3), (6)	7.875%		Baa2	7,894,071
3,839	Hartford Financial Services Group Inc	6.000%		BBB-	107,031
30,000	MetLife Inc	4.750%		BBB	780,000
50,813	Prudential Financial Inc	4.125%		BBB+	1,306,402
4,393	W R Berkley Corp	5.750%		Baa2	112,768
6,060	W R Berkley Corp	5.700%		Baa2	161,681
40,000	W R Berkley Corp	4.250%		BBB-	1,029,200
	Total Insurance				34,880,551

	Multi-Utilities – 0.6%

179,646	Algonquin Power & Utilities Corp	6.200%		BB+	5,001,345
280,000	DTE Energy Co	5.250%		BBB-	7,327,600
	Total Multi-Utilities				12,328,945

	Oil, Gas & Consumable Fuels – 0.2%

125,563	Enbridge Inc	6.375%		BBB-	3,375,133

	Wireless Telecommunication Services – 0.4%

7,681	Telephone and Data Systems Inc	5.875%		BB+	192,256
43,423	Telephone and Data Systems Inc, (3)	7.000%		BB+	1,103,379
112,348	Telephone and Data Systems Inc	6.875%		BB+	2,870,491
3,668	United States Cellular Corp, (3)	7.250%		Ba1	93,607
120,000	United States Cellular Corp	6.250%		Ba1	3,212,400
	Total Wireless Telecommunication Services				7,472,133
	Total $25 Par (or similar) Retail Preferred (cost $339,283,711)				363,199,324

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.4% (2.2% of Total Investments)

	Banks – 2.9%

8,574	Bank of America Corp	7.250%		BBB	$12,541,876
30,843	Wells Fargo & Co	7.500%		Baa2	44,537,292
	Total Banks				57,079,168

	Machinery – 0.5%

9,000	Stanley Black & Decker Inc, (9)	5.000%		BBB+	10,791,000
	Total Convertible Preferred Securities (cost $61,660,354)				67,870,168

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 2.7% (1.7% of Total Investments)

	Banks – 1.0%

$7,000	Citizens Financial Group Inc	6.000%	1/06/70	BB+	$7,245,000
3,600	JPMorgan Chase & Co, (6)	8.750%	9/01/30	Baa1	5,349,768
4,469	Lloyds Banking Group PLC	6.413%	4/01/69	Baa3	5,630,940
1,000	Lloyds Banking Group PLC	6.657%	5/21/69	Baa3	1,287,500
16,069	Total Banks				19,513,208

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Equity Real Estate Investment Trust – 0.8%

$16,100	Scentre Group Trust 2, 144A, (6)	5.125%	9/24/80	BBB+	$16,782,774

	Insurance – 0.9%

5,000	AIG Life Holdings Inc, 144A, (3)	8.125%	3/15/46	Baa2	7,383,247
6,150	Liberty Mutual Insurance Co, 144A, (3)	7.697%	10/15/97	BBB+	9,511,700
11,150	Total Insurance				16,894,947
$43,319	Total Corporate Bonds (cost $46,198,105)				53,190,929

Shares	Description (1), (11)				Value

	INVESTMENT COMPANIES – 1.1% (0.7% of Total Investments)

723,135	BlackRock Credit Allocation Income Trust, (6)				$10,796,405
646,421	John Hancock Preferred Income Fund III				10,743,517
	Total Investment Companies (cost $28,324,370)				21,539,922
	Total Long-Term Investments (cost $2,821,389,071)				3,110,614,718

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.7% (0.5% of Total Investments)

	REPURCHASE AGREEMENTS – 0.7% (0.5% of Total Investments)

$14,801	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/21, repurchase price $14,800,927, collateralized by $13,564,600, U.S. Treasury Notes, 2.375%, due 5/15/27, value $15,096,960	0.000%	2/01/21		$14,800,927
	Total Short-Term Investments (cost $14,800,927)				14,800,927
	Total Investments (cost $2,836,189,998) – 158.1%				3,125,415,645
	Borrowings – (42.7)% (12), (13)				(843,300,000)
	Reverse Repurchase Agreements – (13.9)% (14)				(275,000,000)
	Other Assets Less Liabilities – (1.5)% (15)				(30,646,258)
	Net Assets Applicable to Common Shares – 100%				$1,976,469,387

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$521,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(48,421,963)	$(48,421,963)
Morgan Stanley Capital Services, LLC	90,000,000	Receive	1-Month LIBOR	2.364%	Monthly	7/01/19	7/01/26	7/01/28	(11,234,301)	(11,234,301)
Total	$611,000,000								$(59,656,264)	$(59,656,264)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $574,622,130 have been pledged as collateral for reverse repurchase agreements.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Fund Leverage. The total value of investments hypothecated as of the end of the reporting period was $756,788,868.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	Borrowings as a percentage of Total Investments is 27.0%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,807,297,959 have been pledged as collateral for borrowings.

(14)	Reverse Repurchase Agreements as a percentage of Total Investments is 8.8%.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPT	Nuveen Preferred and Income 2022 Term Fund Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 123.1% (100.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 86.1% (69.9% of Total Investments)

	Automobiles – 2.5%

$450	General Motors Financial Co Inc,	5.700%	N/A (3)	BB+	$505,688
3,504	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	3,694,968
	Total Automobiles				4,200,656

	Banks – 33.0%

855	Bank of America Corp	6.250%	N/A (3)	BBB	946,299
1,645	Bank of America Corp	6.500%	N/A (3)	BBB	1,872,339
1,375	Bank of America Corp	6.300%	N/A (3)	BBB	1,605,312
1,695	Barclays Bank PLC, 144A	10.179%	6/12/21	BBB+	1,753,611
625	CIT Group Inc	5.800%	N/A (3)	Ba3	635,000
1,430	Citigroup Inc	6.250%	N/A (3)	BBB-	1,638,708
845	Citigroup Inc	4.000%	N/A (3)	BBB-	856,619
1,500	Citigroup Inc	5.000%	N/A (3)	BBB-	1,555,312
2,932	Citigroup Inc	5.950%	N/A (3)	BBB-	3,184,885
1,485	Citigroup Inc	6.300%	N/A (3)	BBB-	1,587,628
890	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	934,500
833	CoBank ACB, 144A	6.250%	N/A (3)	BBB+	912,135
1,000	Commerzbank AG, 144A	8.125%	9/19/23	Baa3	1,157,721
1,610	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	1,754,900
550	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	583,000
1,765	Huntington Bancshares Inc	5.625%	N/A (3)	Baa3	2,074,775
770	Huntington Bancshares Inc	4.450%	N/A (3)	Baa3	822,745
1,125	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	1,229,366
3,175	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	3,569,912
2,270	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	2,394,413
3,745	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	4,270,049
1,220	M&T Bank Corp	5.125%	N/A (3)	Baa2	1,332,850
465	M&T Bank Corp	6.450%	N/A (3)	Baa2	514,988
1,266	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	1,392,980
525	PNC Financial Services Group Inc	6.750%	N/A (3)	Baa2	533,531
550	Regions Financial Corp	5.750%	N/A (3)	BB+	614,278
440	SVB Financial Group	4.100%	N/A (3)	N/R	447,128
3,865	Truist Financial Corp	4.800%	N/A (3)	Baa2	4,032,780
835	Truist Financial Corp	5.050%	N/A (3)	Baa2	851,199
640	Truist Financial Corp	4.950%	N/A (3)	Baa2	699,200
400	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (4)	1.388%	N/A (3)	A3	305,500
1,210	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	1,213,122
805	Wells Fargo & Co	7.950%	11/15/29	BBB	1,101,924
2,055	Wells Fargo & Co	3.900%	N/A (3)	Baa2	2,055,000
2,040	Wells Fargo & Co	5.875%	N/A (3)	Baa2	2,272,030
1,560	Wells Fargo & Co	5.900%	N/A (3)	Baa2	1,646,391
355	Zions Bancorp NA	7.200%	N/A (3)	BB+	382,513
355	Zions Bancorp NA	5.800%	N/A (3)	BB+	354,361
	Total Banks				55,089,004

	Capital Markets – 5.0%

610	Bank of New York Mellon Corp	4.700%	N/A (3)	Baa1	667,956
2,175	Charles Schwab Corp	5.375%	N/A (3)	BBB	2,410,683
1,250	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	1,834,375
1,328	Goldman Sachs Group Inc	5.500%	N/A (3)	BBB-	1,459,087
1,854	Goldman Sachs Group Inc	5.300%	N/A (3)	BBB-	2,054,751
	Total Capital Markets				8,426,852

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 1.0%

575	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (4)	4.025%	N/A (3)	Baa3	$566,589
1,055	Discover Financial Services	6.125%	N/A (3)	Ba2	1,188,057
	Total Consumer Finance				1,754,646

	Diversified Financial Services – 4.2%

1,025	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	1,032,688
2,000	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	2,190,000
1,130	Equitable Holdings Inc	4.950%	N/A (3)	BBB-	1,207,687
2,360	Voya Financial Inc	6.125%	N/A (3)	BBB-	2,537,000
	Total Diversified Financial Services				6,967,375

	Electric Utilities – 3.5%

1,170	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	1,225,575
3,320	Emera Inc	6.750%	6/15/76	BB+	3,876,100
695	Southern Co	4.000%	1/15/51	BBB	734,940
	Total Electric Utilities				5,836,615

	Equity Real Estate Investment Trust – 1.3%

2,000	Firstar Realty LLC, 144A	8.875%	1/15/70	A3	2,130,000

	Food Products – 5.2%

2,005	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	2,007,506
2,120	Land O’ Lakes Inc, 144A	7.250%	N/A (3)	BB	2,161,414
1,550	Land O’ Lakes Inc, 144A	8.000%	N/A (3)	BB	1,627,500
2,775	Land O’ Lakes Inc, 144A	7.000%	N/A (3)	BB	2,810,548
	Total Food Products				8,606,968

	Independent Power & Renewable Electricity Producers – 0.7%

355	AES Gener SA, 144A	7.125%	3/26/79	BB	390,056
725	AES Gener SA, 144A	6.350%	10/07/79	BB	787,720
	Total Independent Power & Renewable Electricity Producers				1,177,776

	Industrial Conglomerates – 1.8%

3,207	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (4)	3.554%	N/A (3)	BBB-	3,029,140

	Insurance – 20.1%

780	Aegon NV	5.500%	4/11/48	Baa1	886,188
1,530	American International Group Inc	5.750%	4/01/48	Baa2	1,751,881
3,125	Assurant Inc	7.000%	3/27/48	BB+	3,554,687
5,190	Assured Guaranty Municipal Holdings Inc, 144A	6.400%	12/15/66	BBB+	5,396,973
1,500	AXA SA	8.600%	12/15/30	A3	2,345,194
1,305	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	1,365,538
970	Enstar Finance LLC	5.750%	9/01/40	BB+	1,013,135
980	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	1,009,966
1,685	Markel Corp	6.000%	N/A (3)	BBB-	1,850,349
900	MetLife Inc, 144A	9.250%	4/08/38	BBB	1,365,264
1,060	MetLife Inc	3.850%	N/A (3)	BBB	1,094,450
1,205	MetLife Inc	5.875%	N/A (3)	BBB	1,393,582
770	PartnerRe Finance B LLC	4.500%	10/01/50	Baa1	812,530
1,670	Provident Financing Trust I	7.405%	3/15/38	BB+	1,923,955
505	Prudential Financial Inc	3.700%	10/01/50	BBB+	528,988
2,840	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	3,187,900
818	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	910,598
940	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	1,022,156
2,580	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	2,180,100
	Total Insurance				33,593,434

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities – 2.7%

1,540	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	$1,618,139
215	CMS Energy Corp	4.750%	6/01/50	Baa2	244,096
1,529	NiSource Inc	5.650%	N/A (3)	BBB-	1,574,870
930	Sempra Energy	4.875%	N/A (3)	BBB-	1,001,796
	Total Multi-Utilities				4,438,901

	Oil, Gas & Consumable Fuels – 1.5%

1,380	Enbridge Inc	5.750%	7/15/80	BBB-	1,526,023
465	MPLX LP	6.875%	N/A (3)	BB+	458,025
498	Transcanada Trust	5.500%	9/15/79	BBB	546,555
	Total Oil, Gas & Consumable Fuels				2,530,603

	Trading Companies & Distributors – 2.5%

2,285	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	2,376,400
1,705	AerCap Holdings NV	5.875%	10/10/79	BB+	1,731,052
	Total Trading Companies & Distributors				4,107,452

	U.S. Agency – 0.4%

615	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	664,200

	Wireless Telecommunication Services – 0.7%

905	Vodafone Group PLC	7.000%	4/04/79	BB+	1,125,135
	Total $1,000 Par (or similar) Institutional Preferred (cost $130,573,859)				143,678,757

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 36.1% (29.4% of Total Investments)

	Banks – 9.9%

21,700	Bank of America Corp	4.375%		BBB	$550,095
16,050	CoBank ACB, 144A, (5)	6.250%		BBB+	1,701,300
34,640	CoBank ACB, (5)	6.200%		BBB+	3,827,720
15,000	Farm Credit Bank of Texas, 144A, (5)	6.750%		Baa1	1,627,500
49,966	Fifth Third Bancorp	6.625%		Baa3	1,393,552
40,600	Huntington Bancshares Inc	6.250%		Baa3	1,030,834
14,200	KeyCorp	6.125%		Baa3	397,174
100,000	Regions Financial Corp	6.375%		BB+	2,803,000
14,300	Regions Financial Corp	5.700%		BB+	409,695
25,994	Synovus Financial Corp	5.875%		BB-	696,639
29,500	Truist Financial Corp	4.750%		Baa2	772,605
16,400	Wells Fargo & Co	4.750%		Baa2	410,328
30,483	Wintrust Financial Corp	6.875%		BB	861,145
	Total Banks				16,481,587

	Capital Markets – 3.8%

7,777	Goldman Sachs Group Inc	5.500%		Ba1	204,924
42,974	Morgan Stanley	7.125%		Baa3	1,238,940
69,451	Morgan Stanley	6.875%		Baa3	1,964,769
54,400	Morgan Stanley	5.850%		Baa3	1,555,840
23,100	Morgan Stanley	6.375%		Baa3	655,116
22,821	State Street Corp	5.350%		Baa1	651,540
	Total Capital Markets				6,271,129

	Consumer Finance – 0.9%

40,000	GMAC Capital Trust I	6.007%		BB-	1,060,800
19,400	Synchrony Financial	5.625%		BB-	515,458
	Total Consumer Finance				1,576,258

Shares	Description (1)	Coupon		Ratings (2)	Value

	Diversified Financial Services – 4.2%

32,213	AgriBank FCB, (5)	6.875%		BBB+	$3,511,217
26,200	Equitable Holdings Inc	5.250%		BBB-	683,034
99,201	Voya Financial Inc	5.350%		BBB-	2,757,788
	Total Diversified Financial Services				6,952,039

	Diversified Telecommunication Services – 0.3%

18,900	AT&T Inc	4.750%		BBB	481,005

	Food Products – 3.5%

26,859	CHS Inc	7.875%		N/R	764,407
68,707	CHS Inc	7.100%		N/R	1,908,681
31,132	CHS Inc	6.750%		N/R	861,422
81,867	CHS Inc	7.500%		N/R	2,381,511
	Total Food Products				5,916,021

	Insurance – 9.6%

63,100	American Equity Investment Life Holding Co	5.950%		BB	1,615,360
32,800	American Equity Investment Life Holding Co	6.625%		BB	877,400
71,888	Aspen Insurance Holdings Ltd	5.950%		BB+	1,900,000
74,900	Aspen Insurance Holdings Ltd	5.625%		BB+	1,960,882
12,000	Assurant Inc	5.250%		BB+	317,280
74,500	Athene Holding Ltd	6.350%		BBB-	2,132,190
41,700	Athene Holding Ltd	6.375%		BBB-	1,147,584
75,736	Delphi Financial Group Inc, (5)	3.411%		BBB	1,590,456
31,900	Enstar Group Ltd	7.000%		BB+	893,838
65,687	Maiden Holdings North America Ltd	7.750%		N/R	1,491,095
50,002	Reinsurance Group of America Inc	5.750%		BBB+	1,424,057
28,300	Selective Insurance Group Inc	4.600%		BBB-	700,425
	Total Insurance				16,050,567

	Oil, Gas & Consumable Fuels – 1.7%

92,134	NuStar Energy LP	8.500%		B2	1,847,287
46,222	NuStar Energy LP	7.625%		B2	793,632
10,020	NuStar Logistics LP	6.975%		B	222,143
	Total Oil, Gas & Consumable Fuels				2,863,062

	Thrifts & Mortgage Finance – 1.7%

15,135	Federal Agricultural Mortgage Corp	6.000%		N/R	400,775
86,431	New York Community Bancorp Inc	6.375%		Ba2	2,479,705
	Total Thrifts & Mortgage Finance				2,880,480

	Trading Companies & Distributors – 0.5%

32,771	Air Lease Corp	6.150%		BB+	850,407
	Total $25 Par (or similar) Retail Preferred (cost $63,417,734)				60,322,555

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.9% (0.7% of Total Investments)

	Trading Companies & Distributors – 0.9%

$1,765	ILFC E-Capital Trust I, 144A	3.480%	12/21/65	BB+	$1,425,767
$1,765	Total Corporate Bonds (cost $1,296,064)				1,425,767
	Total Long-Term Investments (cost $195,287,657)				205,427,079
	Borrowings – (23.5)% (7), (8)				(39,300,000)
	Other Assets Less Liabilities – 0.4% (6)				707,042
	Net Assets Applicable to Common Shares – 100%				$166,834,121

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments January 31, 2021
(Unaudited)

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(54)	3/21	$(7,449,450)	$(7,399,688)	$49,762	$11,813

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3—Investment Valuation and Fair Value Measurements for more information.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	Borrowings as a percentage of Total Investments is 19.1%.

(8)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

REG S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

January 31, 2021

(Unaudited)

	JPC	JPI	JPS	JPT
Assets
Long-term investments, at value (cost $1,456,720,924, $780,250,556, $2,821,389,071 and $195,287,657, respectively)	$1,562,524,366	$840,838,166	$3,110,614,718	$205,427,079
Short-term investments, at value (cost approximates value)	16,365,056	—	14,800,927	—
Cash	403,767	—	—	72,217
Cash collateral at brokers for investments in futures(1)	344,991	316,992	—	75,025
Cash collateral at brokers for investments in swaps(1)	2,425,392	—	—	—
Receivable for:
Dividends	347,437	71,581	1,373,764	19,576
Interest	16,972,422	10,136,746	38,232,818	1,858,460
Investments sold	3,775,171	3,542,246	4,040,231	155,507
Reclaims	49,905	—	—	—
Variation margin on futures contracts	51,406	47,031	—	11,813
Other assets	364,940	65,400	702,183	171
Total assets	1,603,624,853	855,018,162	3,169,764,641	207,619,848
Liabilities
Cash overdraft	—	2,385,971	—	—
Borrowings	440,000,000	223,700,000	843,300,000	39,300,000
Reverse repurchase agreements	121,000,000	52,000,000	275,000,000	—
Unrealized depreciation on interest rate swaps	31,782,596	9,533,982	59,656,264	—
Payable for:
Dividends	5,379,683	2,925,354	10,186,133	791,036
Investments purchased – regular settlement	8,212,330	5,703,670	1,002,497	440,000
Accrued expenses:
Interest	696,481	317,471	840,400	31,306
Management fees	1,068,670	596,388	2,092,681	149,777
Trustees fees	373,833	69,064	718,135	1,808
Other	295,904	164,615	499,144	71,800
Total liabilities	608,809,497	297,396,515	1,193,295,254	40,785,727
Net assets applicable to common shares	$994,815,356	$557,621,647	$1,976,469,387	$166,834,121
Common shares outstanding	103,355,149	22,761,391	203,790,147	6,841,072
Net asset value (“NAV”) per common share outstanding	$9.63	$24.50	$9.70	$24.39
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,033,551	$227,614	$2,037,901	$68,411
Paid-in-surplus	1,032,333,677	537,599,133	1,859,003,197	168,010,115
Total distributable earnings	(38,551,872)	19,794,900	115,428,289	(1,244,405)
Net assets applicable to common shares	$994,815,356	$557,621,647	$1,976,469,387	$166,834,121
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended January 31, 2021

(Unaudited)

	JPC	JPI	JPS	JPT
Investment Income
Dividends	$14,472,020	$5,812,098	$12,103,649	$1,992,553
Interest	28,575,928	17,673,162	69,400,075	3,596,951
Rehypothecation income	112,024	31,087	113,359	—
Total investment income	43,159,972	23,516,347	81,617,083	5,589,504
Expenses
Management fees	6,122,570	3,426,406	12,069,574	863,023
Interest expense	2,458,143	1,206,133	4,869,626	172,906
Custodian fees	68,269	43,586	99,118	17,459
Trustees fees	20,890	11,153	41,687	2,761
Professional fees	66,896	44,251	101,427	27,954
Shareholder reporting expenses	74,260	36,763	153,381	15,842
Shareholder servicing agent fees	985	97	2,401	108
Stock exchange listing fees	14,131	3,336	27,867	3,336
Investor relations expenses	30,736	16,029	60,610	3,977
Other	17,832	10,773	22,530	6,473
Total expenses	8,874,712	4,798,527	17,448,221	1,113,839
Net investment income (loss)	34,285,260	18,717,820	64,168,862	4,475,665
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	5,051,842	5,003,361	4,132,802	(3,231)
Futures contracts	24,215	22,191	—	5,684
Swaps	(3,083,215)	(1,487,658)	(5,787,333)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	68,297,899	39,624,575	108,994,617	10,841,167
Futures contracts	586,799	536,300	—	134,305
Swaps	10,326,135	1,967,686	19,382,234	—
Net realized and unrealized gain (loss)	81,203,675	45,666,455	126,722,320	10,977,925
Net increase (decrease) in net assets applicable to common shares from operations	$115,488,935	$64,384,275	$190,891,182	$15,453,590

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JPC		JPI
	Six Months Ended 1/31/21	Year Ended 7/31/20	Six Months Ended 1/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$34,285,260	$67,236,480	$18,717,820	$36,087,268
Net realized gain (loss) from:
Investments and foreign currency	5,051,842	(65,711,069)	5,003,361	(22,506,803)
Futures contracts	24,215	(2,608,517)	22,191	(2,379,676)
Swaps	(3,083,215)	(1,473,476)	(1,487,658)	(705,667)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	68,297,899	(28,862,271)	39,624,575	(15,637,860)
Futures contracts	586,799	(370,240)	536,300	(338,172)
Swaps	10,326,135	(31,798,920)	1,967,686	(8,528,772)
Net increase (decrease) in net assets applicable to common shares from operations	115,488,935	(63,588,013)	64,384,275	(14,009,682)
Distributions to Common Shareholders
Dividends	(32,866,937)	(69,950,246)	(17,822,169)	(35,590,098)
Return of capital	—	(2,384,333)	—	(959,791)
Decrease in net assets applicable to common shares from distributions to common shareholders	(32,866,937)	(72,334,579)	(17,822,169)	(36,549,889)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	190,641	—	96,137
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	190,641	—	96,137
Net increase (decrease) in net assets applicable to common shares	82,621,998	(135,731,951)	46,562,106	(50,463,434)
Net assets applicable to common shares at the beginning of period	$912,193,358	$1,047,925,309	$511,059,541	$561,522,975
Net assets applicable to common shares at the end of period	$994,815,356	$912,193,358	$557,621,647	$511,059,541

See accompanying notes to financial statements.

	JPS		JPT
	Six Months Ended 1/31/21	Year Ended 7/31/20	Six Months Ended 1/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$64,168,862	$129,023,364	$4,475,665	$8,818,091
Net realized gain (loss) from:
Investments and foreign currency	4,132,802	(68,779,726)	(3,231)	(4,247,635)
Futures contracts	—	—	5,684	(594,879)
Swaps	(5,787,333)	(2,767,376)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	108,994,617	(22,544,449)	10,841,167	(3,744,189)
Futures contracts	—	—	134,305	(84,543)
Swaps	19,382,234	(59,688,741)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	190,891,182	(24,756,928)	15,453,590	146,845
Distributions to Common Shareholders
Dividends	(61,748,415)	(122,286,673)	(4,863,490)	(9,720,057)
Return of capital	—	(10,169,864)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(61,748,415)	(132,456,537)	(4,863,490)	(9,720,057)
Capital Share Transactions
Common Shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	93,128	—	44,607	149,932
Net increase (decrease) in net assets applicable to common shares from capital share transactions	93,128	—	44,607	149,932
Net increase (decrease) in net assets applicable to common shares	129,235,895	(157,213,465)	10,634,707	(9,423,280)
Net assets applicable to common shares at the beginning of period	$1,847,233,492	$2,004,446,957	$156,199,414	$165,622,694
Net assets applicable to common shares at the end of period	$1,976,469,387	$1,847,233,492	$166,834,121	$156,199,414

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended January 31, 2021

(Unaudited)

	JPC	JPI	JPS	JPT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$115,488,935	$64,384,275	$190,891,182	$15,453,590
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(214,547,253)	(126,206,671)	(294,438,029)	(23,773,330)
Proceeds from sales and maturities of investments	133,067,833	90,354,082	133,487,799	20,241,725
Proceeds from (Purchases of) short-term investments, net	4,613,351	245,825	38,219,470	1,718,342
Amortization (Accretion) of premiums and discounts, net	3,147,438	1,073,293	5,402,743	410,622
(Increase) Decrease in:
Receivable for dividends	91,137	87,906	(99,729)	43,482
Receivable for interest	(2,049,589)	(1,535,876)	(627,337)	(58,268)
Receivable for investments sold	(785,433)	(2,324,703)	(3,480,893)	(66,982)
Receivable for variation margin on futures contracts	(51,406)	(47,031)	—	(11,813)
Other assets	(17,034)	(273)	(54,830)	4,557
Increase (Decrease) in:
Payable for investments purchased - regular settlement	1,553,082	2,577,320	(5,772,503)	(297,500)
Payable for variation margin on futures contracts	(15,875)	(14,500)	-	(3,625)
Accrued interest	317,009	127,766	68,038	2,183
Accrued management fees	123,456	64,303	192,003	13,692
Accrued Trustees fees	49,929	9,412	95,681	(29)
Accrued other expenses	102,732	53,099	176,331	17,774
Net realized (gain) loss from investments and foreign currency	(5,051,842)	(5,003,361)	(4,132,802)	3,231
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(68,297,899)	(39,624,575)	(108,994,617)	(10,841,167)
Swaps	(10,326,135)	(1,967,686)	(19,382,234)	-
Net cash provided by (used in) operating activities	(42,587,564)	(17,747,395)	(68,449,727)	2,856,484
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	—	2,385,971	—	—
Proceeds from reverse repurchase agreements	51,000,000	7,000,000	54,000,000	—
(Repayments of) reverse repurchase agreements	(30,000,000)	—	(27,000,000)	—
Proceeds from borrowings	40,000,000	23,700,000	103,000,000	2,000,000
Cash distributions paid to common shareholders	(32,864,635)	(17,813,540)	(61,655,274)	(4,814,268)
Net cash provided by (used in) financing activities	28,135,365	15,272,431	68,344,726	(2,814,268)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(14,452,199)	(2,474,964)	(105,001)	42,216
Cash and cash collateral at brokers at the beginning of period	17,626,349	2,791,956	105,001	105,026
Cash and cash collateral at brokers at the end of period	$3,174,150	$316,992	$—	$147,242

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding costs)	$2,141,134	$1,078,367	$4,801,588	$164,267
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	93,128	44,607

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired	Ending NAV	Ending Share Price

JPC
Year Ended 7/31:
2021(e)	$8.83	$0.33	$0.79	$1.12	$(0.32)	$—	$—	$(0.32)	$—	$9.63	$9.17
2020	10.14	0.65	(1.26)	(0.61)	(0.68)	—	(0.02)	(0.70)	—	8.83	8.81
2019	10.16	0.70	0.01	0.71	(0.70)	—	(0.03)	(0.73)	—	10.14	9.91
2018	10.87	0.76	(0.70)	0.06	(0.77)	—	— *	(0.77)	—	10.16	9.44
2017	10.53	0.72	0.40	1.12	(0.77)	—	(0.01)	(0.78)	—	10.87	10.59
2016	10.45	0.77	0.11	0.88	(0.80)	—	—	(0.80)	—	10.53	10.43

JPI

Year Ended 7/31:
2021(e)	22.45	0.82	2.01	2.83	(0.78)	—	—	(0.78)	—	24.50	24.22
2020	24.67	1.59	(2.20)	(0.61)	(1.57)	—	(0.04)	(1.61)	—	22.45	22.20
2019	24.39	1.64	0.27	1.91	(1.61)	—	(0.02)	(1.63)	—	24.67	24.27
2018	25.97	1.66	(1.55)	0.11	(1.62)	—	(0.07)	(1.69)	—	24.39	23.13
2017	24.60	1.75	1.46	3.21	(1.77)	—	(0.07)	(1.84)	—	25.97	25.15
2016	24.88	1.86	(0.01)	1.85	(1.95)	(0.18)	—	(2.13)	—	24.60	24.59

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2021(e)	$440,000	$3,261
2020	400,000	3,280
2019	455,000	3,303
2018	437,000	3,403
2017	540,000	3,079
2016	404,100	3,526

JPI

Year Ended 7/31:
2021(e)	223,700	3,493
2020	200,000	3,555
2019	210,000	3,674
2018	225,000	3,467
2017	225,000	3,627
2016	225,000	3,488

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

12.83%	7.87%	$994,815	1.84	%**	7.10	%**	11%
(6.16)	(4.12)	912,193	2.50		6.87		32
7.48	13.52	1,047,925	3.04		7.10		23
0.57	(3.76)	1,049,894	2.59		7.19		29
11.16	9.73	1,122,751	1.92		6.82		32
9.01	23.47	1,020,717	1.73		7.58		17

12.79	12.84	557,622	1.77	**	6.91	**	13
(2.50)	(1.93)	511,060	2.34		6.75		34
8.29	12.79	561,523	2.72		6.90		27
0.37	(1.40)	555,058	2.22		6.56		26
13.62	10.29	591,018	1.93		7.04		19
7.96	20.97	559,722	1.77		7.73		23

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2021(e)	0.51	%**
2020	1.17
2019	1.73
2018	1.29
2017	0.70
2016	0.50

JPI

Year Ended 7/31:
2021(e)	0.45	**
2020	1.01
2019	1.43
2018	0.97
2017	0.67
2016	0.50

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	For the six months ended January 31, 2021.
*	Rounds to less than $0.01 per common share.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Offering Costs	Ending NAV	Ending Share Price

JPS

Year Ended 7/31:
2021(f)	$9.06	$0.31	$0.63	$0.94	$(0.30)	$—	$—	$(0.30)	$—		$—	$9.70	$9.34
2020	9.84	0.63	(0.76)	(0.13)	(0.60)	—	(0.05)	(0.65)	—		—	9.06	9.07
2019	9.73	0.66	0.12	0.78	(0.66)	—	(0.01)	(0.67)	—	**	—	9.84	9.79
2018	10.39	0.69	(0.62)	0.07	(0.73)	—	—	(0.73)	—		—	9.73	8.94
2017	9.67	0.71	0.75	1.46	(0.74)	—	—	(0.74)	—		—	10.39	10.30
2016	9.75	0.69	(0.07)	0.62	(0.70)	—	—	(0.70)	—		—	9.67	9.63

JPT

Year Ended 7/31:
2021(f)	22.84	0.65	1.61	2.26	(0.71)	—	—	(0.71)	—		—	24.39	24.60
2020	24.24	1.29	(1.27)	0.02	(1.42)	—	—	(1.42)	—		—	22.84	23.20
2019	23.89	1.36	0.41	1.77	(1.42)	—	—	(1.42)	—		—	24.24	23.90
2018	25.62	1.44	(1.66)	(0.22)	(1.51)	—	—	(1.51)	—		—	23.89	23.17
2017(d)	24.63	0.74	0.94	1.68	(0.64)	—	—	(0.64)	—		(0.05)	25.62	25.24

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPS

Year Ended 7/31:
2021(f)	$843,300	$3,344
2020	740,300	3,495
2019	853,300	3,349
2018	845,300	3,346
2017	845,300	3,506
2016	945,000	3,086

JPT

Year Ended 7/31:
2021(f)	39,300	5,245
2020	37,300	5,188
2019	42,500	4,897
2018	42,500	4,841
2017(d)	42,500	5,113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

10.53%	6.41%	1,976,469	1.80	%*	6.61	%*	5%
(1.29)	(0.59)	1,847,233	2.44		6.73		24
8.53	18.01	2,004,447	3.02		6.91		16
0.66	(6.43)	1,982,910	2.48		6.77		13
15.83	15.50	2,118,545	2.03		7.18		13
6.77	14.48	1,970,819	1.84		7.31		36

10.03	9.26	166,834	1.37	*	5.49	*	13
0.15	3.18	156,199	1.71		5.52		22
7.76	9.78	165,623	2.00		5.83		26
(0.84)	(2.36)	163,238	1.77		5.82		28
6.69	3.54	174,791	1.61	*	5.73	*	22

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPS	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2021(f)	0.50	%*
2020	1.14
2019	1.73
2018	1.22
2017	0.77
2016	0.50

JPT

Year Ended 7/31:
2021(f)	0.21	%*
2020	0.55
2019	0.83
2018	0.60
2017(d)	0.42	*

(d)	For the period January 26, 2017 (commencement of operations) through July 31, 2017.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(f)	For the six months ended January 31, 2021.
*	Annualized.
**	Rounds to less than $0.01 per common share.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred & Income Opportunities Fund (JPC)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred & Income Securities Fund (JPS)

•	Nuveen Preferred and Income 2022 Term Fund (JPT)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. JPC, JPI, JPS and JPT were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and July 6, 2016, respectively.

The end of the reporting period for the Funds is January 31, 2021, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of JPC’s portfolio. NAM manages the investment portfolio of JPI and JPT, while Spectrum manages the investment portfolio of JPS. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value ("NAV") for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ‘‘Board’’) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$121,013,892	7.7%
Switzerland	70,517,504	4.5
Bermuda	55,828,099	3.5
France	52,673,129	3.3
Canada	44,855,939	2.8
Netherlands	21,445,863	1.4
Australia	21,304,455	1.4
Italy	16,706,872	1.1
Spain	15,438,773	1.0
Germany	11,098,036	0.7
Other	35,864,265	2.2
Total non-U.S. securities	$466,746,825	29.6%

JPI
Country:
United Kingdom	$104,417,958	12.4%
Switzerland	65,993,571	7.8
France	49,277,770	5.9
Australia	19,981,307	2.4
Netherlands	19,816,689	2.4
Ireland	16,322,181	1.9
Italy	15,806,066	1.9
Spain	14,387,511	1.7
Canada	13,332,703	1.6
Germany	10,381,021	1.2
Other	21,277,733	2.5
Total non-U.S. securities	$350,994,509	41.7%

Notes to Financial Statements (continued)

(Unaudited)

JPS	Value	% of Total Investments
Country:
United Kingdom	$487,910,794	15.6%
France	351,476,567	11.2
Switzerland	222,182,959	7.1
Finland	89,074,548	2.9
Canada	67,601,310	2.2
Netherlands	48,781,600	1.6
Spain	48,257,222	1.5
Australia	38,735,567	1.2
Italy	26,913,510	0.9
Ireland	26,197,741	0.8
Other	57,060,565	1.9
Total non-U.S. securities	$1,464,192,382	46.9%

JPT
Country
United Kingdom	$7,148,795	3.5%
Canada	5,948,678	2.9
Ireland	5,533,219	2.7
Australia	5,120,654	2.5
France	3,570,769	1.7
Germany	2,992,096	1.5
Bermuda	2,916,939	1.4
Other	3,289,174	1.6
Total non-U.S. securities	$36,520,323	17.8%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recorded on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 will become effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Notes to Financial Statements (continued)

(Unaudited)

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$706,919,579		$—	$706,919,579
$25 Par (or similar) Retail Preferred	357,029,454	63,778,457	**		420,807,911
Contingent Capital Securities	—	301,605,661		—	301,605,661
Corporate Bonds	—	93,612,740		—	93,612,740
Convertible Preferred Securities	39,578,475	—		—	39,578,475

Short-Term Investments:
Repurchase Agreements	—	16,365,056		—	16,365,056

Investments in Derivatives:
Futures Contracts***	216,559	—		—	216,559
Interest Rate Swaps***	—	(31,782,596)		—	(31,782,596)
Total	$396,824,488	$1,150,498,897		$—	$1,547,323,385

JPI
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$371,204,866		$—	$371,204,866
Contingent Capital Securities	—	282,799,509		—	282,799,509
$25 Par (or similar) Retail Preferred	131,763,645	46,738,594	**		178,502,239
Corporate Bonds	—	8,331,552		—	8,331,552

Investments in Derivatives:
Futures Contracts***	198,128	—		—	198,128
Interest Rate Swaps***	—	(9,533,982)		—	(9,533,982)
Total	$131,961,773	$699,540,539		$—	$831,502,312

JPS
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,555,076,037		$—	$1,555,076,037
Contingent Capital Securities	—	1,049,738,338		—	1,049,738,338
$25 Par (or similar) Retail Preferred	295,287,127	67,912,197	**		363,199,324
Convertible Preferred Securities	57,079,168	10,791,000	**	—	67,870,168
Corporate Bonds	—	53,190,929		—	53,190,929
Investment Companies	21,539,922	—		—	21,539,922

Short-Term Investments:
Repurchase Agreements	—	14,800,927		—	14,800,927

Investments in Derivatives:
Interest Rate Swaps***	—	(59,656,264)		—	(59,656,264)
Total	$373,906,217	$2,691,853,164		$—	$3,065,759,381

JPT	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$143,678,757		$—	$143,678,757
$25 Par (or similar) Retail Preferred	48,064,362	12,258,193	**	—	60,322,555
Corporate Bonds	—	1,425,767		—	1,425,767

Investments in Derivatives:
Futures Contracts***	49,762	—		—	49,762
Total	$48,114,124	$157,362,717		$—	$205,476,841
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JPC	Fixed Income Clearing Corporation	$16,365,056	$(16,692,408)
JPS	Fixed Income Clearing Corporation	14,800,927	(15,096,960)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT
Purchases	$214,547,253	$126,206,671	$294,438,029	$23,773,330
Sales and maturities	133,067,833	90,354,082	133,487,799	20,241,725

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Notes to Financial Statements (continued)

(Unaudited)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JPC, JPI and JPT invested in short interest rate futures to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPT
Average notional amount of futures contracts outstanding*	$33,841,654	$30,932,979	$7,756,317
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held as of end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$216,559	—	$—
JPI
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$198,128	—	$—
JPT
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$49,762	—	$—
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JPC	Interest rate	Futures contracts	$24,215	$586,799
JPI	Interest rate	Futures contracts	22,191	536,300
JPT	Interest rate	Futures contracts	5,684	134,305

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI and JPS continued to use interest rate swap contracts to partially hedge the interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS
Average notional amount of interest rate swap contracts outstanding*	$325,500,000	$157,000,000	$611,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(31,782,596)
JPI
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(9,533,982)
JPS
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(59,656,264)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	Morgan Stanley Capital Services LLC	$—	$(31,782,596)	$(31,782,596)	$31,782,596	$—
JPI	Morgan Stanley Capital Services LLC	—	(9,533,982)	(9,533,982)	9,173,116	380,866
JPS	Morgan Stanley Capital Services LLC	—	(59,656,264)	(59,656,264)	59,656,264	—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$(3,083,215)	$10,326,135
JPI	Interest rate	Swaps	(1,487,658)	1,967,686
JPS	Interest rate	Swaps	(5,787,333)	19,382,234

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPC		JPI		JPS		JPT
	Six Months Ended 1/31/21	Year Ended 7/31/20	Six Months Ended 1/31/21	Year Ended 7/31/20	Six Months Ended 1/31/21	Year Ended 7/31/20	Six Months Ended 1/31/21	Year Ended 7/31/20
Common shares:
Issued to shareholders due to reinvestment of distributions	—	22,600	—	4,083	10,279	—	1,892	6,460

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JPC	JPI	JPS	JPT
Tax cost of investments	$1,488,991,931	$784,865,786	$2,846,201,814	$196,729,669
Gross unrealized:
Appreciation	$103,447,328	$61,109,956	$271,475,270	$11,394,092
Depreciation	(45,115,874)	(14,473,430)	(51,917,703)	(2,646,920)
Net unrealized appreciation (depreciation) of investments	$58,331,454	$46,636,526	$219,557,567	$8,747,172

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments and federal taxes paid resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2020, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Funds’ last tax year end, were as follows:

	JPC	JPI	JPS	JPT
Undistributed net ordinary income[1,2]	$—	$—	$—	$113,667
Undistributed net long-term capital gains	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2020 and paid on August 3, 2020.

[2]  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to Financial Statements (continued)

(Unaudited)

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2020 was designated for purposes of the dividends paid deduction as follows:

	JPC	JPI	JPS	JPT
Distributions from net ordinary income[2]	$69,950,246	$35,590,098	$122,286,673	$9,720,057
Distributions from net long-term capital gains	—	—	—	—
Return of capital	2,384,333	959,791	10,169,864	—

[2] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2020, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	JPC[3]	JPI	JPS	JPT
Not subject to expiration:
Short-term	$39,477,696	$11,626,863	$17,229,059	$2,075,713
Long-term	56,857,408	17,188,937	81,135,766	7,093,919
Total	$96,335,104	$28,815,800	$98,364,825	$9,169,632

[3]	A portion of JPC’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $19,298.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JPC	JPI	JPS	JPT
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of January 31, 2021, the complex-level fee rate for each Fund was 0.1558%.

8. Fund Leverage

Borrowings

JPC, JPI, JPS, and JPT have each entered into a borrowing arrangement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPT
Maximum commitment amount	$485,000,000	$235,000,000	$910,000,000	$47,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPT
Outstanding balance on Borrowings	$440,000,000	$223,700,000	$843,300,000	$39,300,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. During the current fiscal period, all undrawn fees were waived by the lender. JPT’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed. JPT is also charged a 0.125% commitment fee on the undrawn portion of the Borrowings.

During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPT
Average daily balance outstanding	$420,851,087	$214,210,870	$808,294,565	$38,218,478
Average annual interest rate	0.90%	0.90%	0.90%	0.90%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments. (“Pledged Collateral”)

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JPC, JPI and JPS have each entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

Notes to Financial Statements (continued)

(Unaudited)

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$389,113,029	$201,307,449	$756,788,868

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Rehypothecation income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$112,024	$31,087	$113,359

Reverse Repurchase Agreements

During the current fiscal period, JPC, JPI and JPS used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Funds sell to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Funds retaining the risk of loss that is associated with that security. The Funds will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
JPC	BNP Paribas	1-Month LIBOR plus 0.70%	$(121,000,000)	N/A	$(121,000,000)	$(121,363,539)
JPI	BNP Paribas	1-Month LIBOR plus 0.70%	(52,000,000)	N/A	(52,000,000)	(52,150,405)
JPS	BNP Paribas	1-Month LIBOR plus 0.70%	(275,000,000)	N/A	(275,000,000)	(275,202,285)
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Funds’ reverse repurchase agreements were as follows:

	JPC	JPI	JPS
Average daily balance outstanding	$(118,423,913)	$(51,657,609)	$(268,103,261)
Average annual interest rate	0.85%	0.85%	0.85%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements**	Collateral Pledged to Counterparty
JPC	BNP Paribas	$(121,363,539)	$324,468,664
JPI	BNP Paribas	(52,150,405)	129,439,508
JPS	BNP Paribas	(275,202,285)	574,622,130
**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

10. Subsequent Events

Borrowings

During February 2021, JPT renewed its Borrowings through February 2022, and the drawn spread was increased to the 1-Month LIBOR plus 0.775%. All other terms remained the same.

Risk Considerations

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred & Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Preferred & Income Securities Fund (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

Nuveen Preferred and Income 2022 Term Fund (JPT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPT.

Shareholder Update

Changes Occurring During the Reporting Period

The following information in this semi-annual report is a summary of certain changes during the reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

Amended and Restated By-Laws

On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of each Fund’s long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.

Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.

The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:

(i)	one-tenth or more, but less than one-fifth of all voting power;

(ii)	one-fifth or more, but less than one-third of all voting power;

(iii)	one-third or more, but less than a majority of all voting power; or

(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.

Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPT
Common shares repurchased	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

ICE BofA Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

ICE BofA Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎

ICE BofA U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofA U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofA U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

JPC Blended Benchmark (Old Blended Benchmark): A blended return consisting of: 1) 50% ICE BofA Preferred Securities Fixed Rate Index, which tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; 2) 30% ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 3) 20% ICE BofA Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

JPC Blended Benchmark (New Blended Benchmark effective January 29, 2021): A blended return consisting of: 1) 50% ICE BofA Preferred Securities Fixed Rate Index, which tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; 2) 30% ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 3) 20% ICE BofA USD Contingent Capital Index (CDLR), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

JPI Blended Benchmark (Old Blended Benchmark): The JPI Blended Benchmark is a blended return consisting of: 1) 60% ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 2) 40% ICE BofA Contingent Capital (USD Hedged) Index, which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎

JPI Blended Benchmark (New Blended Benchmark effective January 29, 2021): The JPI Blended Benchmark is a blended return consisting of: 1) 60% ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 2) 40% ICE BofA USD Contingent Capital Index, which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎

JPS Blended Benchmark (Old Blended Benchmark): A blended return consisting of: 1) 40% of the ICE BofA Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

Glossary of Terms Used in this Report (continued)

(Unaudited)

∎

JPS Blended Benchmark (New Blended Benchmark effective January 29, 2021): A blended return consisting of: 1) 40% of the ICE BofA USD Contingent Capital Index (CDLR), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the ICE BofA U.S. All Capital Securities Index (IOCS), a subset of the ICE BofA U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Negative Convexity Risk: A characteristic of callable or pre-payable securities that causes investors to have their principal returned sooner than expected in a declining interest rate environment or later than expected in a rising interest rate environment. In the former scenario, investors may have to reinvest their funds at lower rates (“call risk”); in the latter, they may miss an opportunity to earn higher rates (“extension risk”). The word “convexity” refers to the convex shape of the curve that portrays the security’s price as a function of different yields.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

∎

Yield-to-Worst (YTW): Represents the lowest potential yield that an investor would receive on a bond if the issuer does not default. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. The YTW is used to evaluate the worst-case scenario for yield to help investors manage their risk and exposures.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-B-0121D 1550500-INV-B-03/22

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred & Income Opportunities Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: April 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: April 8, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: April 8, 2021